FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2022, 2021 and 2020

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

To the Board of Directors of Transamerica Financial Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2022 and 2021, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2022, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2022 and summary of investments – other than investments in related parties as of December 31, 2022 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 19, 2023

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2022	2021

Admitted assets
Cash, cash equivalents and short-term investments	$2,420	$2,126
Bonds	51,131	49,942
Preferred stocks	61	120
Common stocks	3,251	3,527
Mortgage loans on real estate	9,270	9,153
Real estate	44	52
Policy loans	2,028	1,986
Securities lending reinvested collateral assets	2,115	2,073
Derivatives	2,339	1,760
Receivable for derivative cash collateral	981	217
Other invested assets	2,964	2,837

Total cash and invested assets	76,604	73,793

Accrued investment income	716	694
Premiums deferred and uncollected	169	181
Net deferred income tax asset	739	825
Variable annuity reserve hedge offset deferral	380	—
Other assets	1,596	1,211
Separate account assets	91,494	126,088

Total admitted assets	$171,698	$202,792

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$57,956	$51,983
Policy and contract claim reserves	1,098	1,177
Liability for deposit-type contracts	766	824
Other policyholders’ funds	42	38
Transfers from separate accounts due or accrued	(510)	(658)
Funds held under reinsurance treaties	3,042	3,043
Asset valuation reserve	1,111	1,250
Interest maintenance reserve	407	1,382
Derivatives	3,629	2,360
Payable for collateral under securities loaned and other transactions	2,271	2,312
Borrowed money	3,107	3,870
Variable annuity reserve hedge offset deferral	—	250
Other liabilities	1,622	1,596
Separate account liabilities	91,494	126,088

Total liabilities	166,035	195,515

Total capital and surplus	5,663	7,277

Total liabilities and capital and surplus	$171,698	$202,792

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2022	2021	2020

Revenues
Premiums and other considerations	$19,813	$14,482	$16,723
Net investment income	3,297	3,191	3,361
Commissions and expense allowances on reinsurance ceded	1,075	187	661
Reserve adjustment on reinsurance ceded	(147)	(260)	(273)
Consideration received on reinsurance recapture and novations	210	963	2,958
Fee revenue and other income	1,982	2,259	2,096

Total revenue	26,230	20,822	25,526

Benefits and expenses
Death benefits	2,650	2,928	2,863
Annuity benefits	1,552	1,798	1,528
Accident and health benefits	1,021	945	1,120
Surrender benefits	20,498	18,145	15,352
Other benefits	244	292	234
Net increase (decrease) in reserves	6,563	942	4,985
Commissions	1,688	1,375	1,435
Taxes, licenses and fees	153	180	163
Funds withheld ceded investment income	98	131	144
Net transfers to (from) separate accounts	(10,952)	(8,881)	(4,850)
IMR adjustment due to reinsurance	(432)	(43)	—
General insurance expenses and other	1,198	1,107	1,473

Total benefits and expenses	24,281	18,919	24,447

Gain (loss) from operations before dividends and federal income taxes	1,949	1,903	1,079
Dividends to policyholders	10	10	10

Gain (loss) from operations before federal income taxes	1,939	1,893	1,069
Federal income tax (benefit) expense	(80)	(185)	(109)

Net gain (loss) from operations	2,019	2,078	1,178
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(4,211)	(1,924)	113

Net income (loss)	$(2,192)	$154	$1,291

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2020	$7	$60	$3,857	$197	$5,230	$9,351
Net income (loss)	—	—	—	—	1,291	1,291
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(342)	216	(126)
Change in net deferred income tax asset	—	—	—	—	(126)	(126)
Change in nonadmitted assets	—	—	—	—	201	201
Change in reserve on account of change valuation basis	—	—	—	—	14	14
Change in asset valuation reserve	—	—	—	—	69	69
Change in surplus as a result of reinsurance	—	—	—	—	(51)	(51)
Change in surplus notes	—	(60)	—	—	—	(60)
Change in letter of credit	—	—	—	—	(1,870)	(1,870)
Capital contribution	—	—	700	—	—	700
Dividends to stockholders	—	—	—	—	(1,200)	(1,200)
Other changes - net	—	—	5	—	(88)	(83)

Balance at December 31, 2020	$7	$—	$4,562	$(145)	$3,686	$8,110
Net income (loss)	—	—	—	—	154	154
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(105)	555	450
Change in net deferred income tax asset	—	—	—	—	123	123
Change in nonadmitted assets	—	—	—	—	(73)	(73)
Change in reserve on account of change valuation basis	—	—	—	—	(60)	(60)
Cumulative effect of changes in accounting principle	—	—	—	—	(15)	(15)
Change in asset valuation reserve	—	—	—	—	(52)	(52)
Change in surplus as a result of reinsurance	—	—	—	—	(256)	(256)
Dividends to stockholders	—	—	—	—	(761)	(761)
Distribution of affiliate stock	—	—	—	—	(339)	(339)
Other changes - net	—	—	3	—	(7)	(4)

Balance at December 31, 2021	$7	$—	$4,565	$(250)	$2,955	$7,277

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2021	$7	$—	$4,565	$(250)	$2,955	$7,277
Net income (loss)	—	—	—	—	(2,192)	(2,192)
Change in net unrealized capital gains/losses, net of taxes	—	—	—	630	384	1,014
Change in net deferred income tax asset	—	—	—	—	702	702
Change in nonadmitted assets	—	—	—	—	(834)	(834)
Change in reserve on account of change valuation basis	—	—	—	—	641	641
Change in asset valuation reserve	—	—	—	—	139	139
Change in surplus as a result of reinsurance	—	—	—	—	(871)	(871)
Capital contribution	—	—	100	—	—	100
Dividends to stockholders	—	—	—	—	(425)	(425)
Other changes - net	—	—	(1)	—	113	112

Balance at December 31, 2022	$7	$—	$4,664	$380	$612	$5,663

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2022	2021	2020

Operating activities
Premiums and annuity considerations	$14,606	$15,975	$16,785
Net investment income	3,146	3,105	2,758
Other income	2,251	2,025	2,311
Benefit and loss related payments	(26,105)	(24,040)	(20,629)
Net transfers from separate accounts	11,122	9,042	4,958
Commissions and operating expenses	(2,771)	(2,799)	(3,002)
Dividends paid to policyholders	(6)	(6)	(7)
Federal income taxes (paid) received	204	148	37

Net cash provided by (used in) operating activities	2,447	3,450	3,211

Investing activities
Proceeds from investments sold, matured or repaid	$10,356	$12,231	$12,107
Costs of investments acquired	(10,957)	(14,040)	(16,438)
Net change in policy loans	(35)	51	25

Net cash provided by (used in) investing activities	$(636)	$(1,758)	$(4,306)

Financing and miscellaneous activities
Repayment of surplus notes	$—	$—	$(60)
Capital and paid in surplus received (returned)	101	2	705
Dividends to stockholders	(425)	(761)	(1,200)
Net deposits (withdrawals) on deposit-type contracts	(67)	(143)	(34)
Net change in borrowed money	(777)	385	783
Net change in funds held under reinsurance treaties	41	74	(105)
Net change in payable for collateral under securities lending and other transactions	(42)	(443)	65
Other cash (applied) provided	(348)	(512)	331

Net cash provided by (used in) financing and miscellaneous activities	(1,517)	(1,398)	485

Net increase (decrease) in cash, cash equivalents and short-term investments	294	294	(610)

Cash, cash equivalents and short-term investments:
Beginning of year	2,126	1,832	2,442

End of year	$2,420	$2,126	$1,832

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2022	2021	2020

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:

Receipt of bonds, other invested assets and interest related to affiliated reinsurance treaty	$4,706	$—	$—
Release of funds withheld related to affiliated reinsurance recaptures	42	963	500
Release of reinsurance payable related to affiliate reinsurance recapture	22	—	—
Assets transfer in for amended reinsurance treaty	—	47	—
Distribution of affiliate stock	—	(339)	—
Receipt (transfer) of assets related to nonaffiliated reinsurance	—	(1,527)	310
Transfer of bonds, mortgage loans and interest related to affiliated reinsurance recapture	—	—	2,121
Increase of funds withheld related to affiliated reinsurance agreement	—	—	(76)

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December  31, 2022

1.   Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2020, the Company completed mergers with Transamerica Premier Life Insurance Company (TPLIC), an Iowa-domiciled affiliate and MLIC Re I, Inc. (MLIC Re), a Vermont-domiciled subsidiary. On December 31, 2020, the Company completed a merger with Pine Falls Re, Inc. (PFRe), a Vermont-domiciled subsidiary.

The mergers were accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as statutory mergers. As such, financial statements for periods prior to the mergers were combined and the recorded assets, liabilities and surplus of TPLIC, MLIC Re and PFRe on a US statutory basis were carried forward to the merged company. The common capital stock of TPLIC, MLIC Re and PFRe was deemed cancelled by operation of law under the Plans of Merger. Each share of the Company’s capital stock issued and outstanding immediately before the mergers continues to represent one share of the capital stock. The business the Company previously assumed from TPLIC and the business previously ceded from the Company to TPLIC, MLIC Re and PFRe is no longer reflected as assumed and ceded risks in the restated merged financials.

Nature of Business

The Company sells individual life insurance, including index universal life, whole life, term life, and final expense life. It also sells variable and registered index-linked annuities. In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.   Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to credit for reinsurance. As prescribed by Iowa Administrative Code 191-5.33 (10)(d), the Commissioner has deemed the book value of assets held in a comfort trust as acceptable security for purposes of taking reserve credit for liabilities ceded to an unauthorized reinsurer while it seeks reciprocal jurisdiction status. Under Statement of Statutory Accounting Principles No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, the market value of trust assets is considered allowable security.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of assets supporting the Company’s registered index linked annuity (RILA). In accordance with Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to use book value accounting treatment for separate account investments backing the Company’s RILA, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Pursuant to Iowa Administrative Code 521A.5(1)c, the State of Iowa has allowed a permitted accounting practice that differs from that found in NAIC SAP related to the valuation of a foreign insurance subsidiary, controlled and affiliated (SCA) entity. With the explicit permission of the Iowa Insurance Division, the Company values Transamerica Life (Bermuda) Ltd. (TLB), a foreign SCA, in accordance with Statement of Statutory Accounting Principles (SSAP) No 97, Subsidiary, Controlled and Affiliated Entities, paragraph 8.b.i, as a U.S. insurance SCA entity at its underlying audited U.S. statutory equity. In addition, for Risk Based Capital (RBC) calculation purposes, this entity is categorized on page LR042 with Category 2 – Direct U.S. Life Subsidiaries. Absent this permitted practice, TLB would be valued in accordance with SSAP No. 97, paragraph 8.b.iv, as a foreign insurance SCA at its audited foreign statutory basis financial statements with certain adjustments.

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	SSAP #	F/S Page	F/S Line	2022	2021	2020

Net income (loss), State of Iowa basis	XXX	XXX	XXX	$(2,192)	$154	$1,291
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income (loss), NAIC SAP	XXX	XXX	XXX	$(2,192)	$154	$1,291

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,663	$7,277	$8,110
State prescribed practices that are an increase(decrease) from NAIC SAP:
Comfort trust	61	3	1	263	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
TLB valuation	97	2	2.2	72	—	—

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$5,328	$7,277	$8,110

The IID issued a no objection letter from the year 2020 for the Company to present historical permitted practices that differ from that found in the NAIC SAP related to the admission of letters of credit as admitted assets and as an element of capital surplus. Prior to merging with the Company, MLIC Re and PFRe, with the explicit permission of the Deputy Commissioner of the Captive Insurance Division of the Vermont Department of Financial Regulation, included as admitted assets the value of letters of credit serving as collateral for reinsurance credit taken by affiliates in connection with reinsurance agreements. These historical permitted practices were included on a merged entity basis for periods prior to the effective date of the mergers. The letters of credit were for the benefit of the Company and TPLIC. The permitted practice terminated upon the merger of MLIC Re and PFRe into the Company and had no impact at December 31, 2020.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets consist of surplus notes which are valued at cost, as required or permitted by Iowa Insurance Laws.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by a NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Derivative Instruments

Overview: The Company uses various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, general insurance accounts receivable, and reinsurance receivable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, reinsurance payable, unearned investment income, remittances, payable for securities, custody offset, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

contract owners are shown separately in the Balance Sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SSAP No. 97).

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designed as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

3.   Accounting Changes and Correction of Error

The Company’s policy is to disclose recent accounting pronouncements, adopted, with a current year effective date, that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

There were no new accounting pronouncements during the period to disclose, based upon the criteria specified above.

Change in Valuation Basis

During 2022, the Company converted its Actuarial Guideline 36 reserve calculation for the Indexed Universal Life block of business to a new actuarial valuation system. At the same time, as a result of increased functionality to allow for more precision and to ensure consistency, the Company refined its statutory valuation rate for specific states to utilize the maximum standard valuation interest rate. This resulted in a reserve decrease of $641 as of January 1, 2022, which has been reported in the Statement of Changes in Capital and Surplus.

Correction of Error

During 2022, the Company identified an error in the way in which it recognized the receipt of certain affiliated distributions in prior years. This error resulted in prior periods’ net investment income being understated by a total of $145, with a corresponding overstatement of the change in unrealized gains/losses. This was corrected as of December 31, 2022 in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, with the correction reflected in the Statements of Changes in Capital and Surplus in other changes, offset by a corresponding change in net unrealized capital gains/losses. There was no net impact to ending capital or surplus as a result of this error in any period.

During 2020, management identified an error in the Company’s prior year statutory AG38 8C cash flow testing reserves. The error resulted in an understatement of aggregate reserves for life contracts of $116 net of tax at December 31, 2019 which was corrected in accordance with SSAP No. 3 with the income correction reflected in Other changes - net in the Statements of Changes in Capital and Surplus.

In addition to the above, there were additional balances misstated in prior year financial statement balances that have been corrected within the current year financial statements in accordance with SSAP No. 3. These do not have a material impact on the financial statements and therefore have not been separately disclosed

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

4.   Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2022 and 2021, respectively:

	December 31, 2022
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$2,348	$2,346	$557	$1,791	$—
Bonds	45,427	51,131	5,621	39,639	167
Preferred stocks, other than affiliates	61	61	—	61	—
Common stocks, other than affiliates	151	151	12	6	133
Mortgage loans on real estate	8,185	9,270	—	—	8,185
Other invested assets	393	441	—	388	5
Derivative assets:
Options	86	86	—	86	—
Interest rate swaps	2,073	2,073	—	2,073	—
Currency swaps	139	67	—	139	—
Credit default swaps	28	38	—	28	—
Equity swaps	65	65	—	65	—
Interest rate futures	1	1	1	—	—
Equity futures	9	9	9	—	—
Derivative assets total	2,401	2,339	10	2,391	—
Policy loans	2,028	2,028	—	2,028	—
Securities lending reinvested collateral	1,738	1,738	1,096	642	—
Separate account assets	89,800	89,891	84,453	5,321	26

Liabilities
Investment contract liabilities	15,026	14,781	—	237	14,789
Derivative liabilities:
Options	47	47	—	47	—
Interest rate swaps	3,903	3,460	—	3,903	—
Currency swaps	2	1	—	2	—
Credit default swaps	(2)	5	—	(2)	—
Equity swaps	99	99	—	99	—
Interest rate futures	5	5	5	—	—
Equity futures	12	12	12	—	—
Derivative liabilities total	4,066	3,629	17	4,049	—
Dollar repurchase agreements	95	95	—	95	—
Payable for securities lending	2,115	2,115	—	2,115	—
Payable for derivative cash collateral	156	156	—	156	—
Separate account liabilities	81,449	81,494	—	81,440	9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2021
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,885	$1,885	$1,790	$95	$—
Bonds	57,192	49,942	9,557	47,265	370
Preferred stocks, other than affiliates	120	120	—	120	—
Common stocks, other than affiliates	198	198	16	—	182
Mortgage loans on real estate	9,786	9,153	—	—	9,786
Other invested assets	485	421	—	466	19
Derivative assets:
Options	188	188	—	188	—
Interest rate swaps	1,491	1,487	—	1,491	—
Currency swaps	33	17	—	33	—
Credit default swaps	69	44	—	69	—
Equity swaps	17	17	—	17	—
Interest rate futures	3	2	3	—	—
Equity futures	5	5	5	—	—
Derivative assets total	1,806	1,760	8	1,798	—
Policy loans	1,986	1,986	—	1,986	—
Securities lending reinvested collateral	1,942	1,942	—	1,942	—
Separate account assets	123,841	123,767	117,183	6,658	—

Liabilities
Investment contract liabilities	16,881	15,019	—	247	16,634
Derivative liabilities:
Options	114	114	—	114	—
Interest rate swaps	2,254	1,970	—	2,254	—
Currency swaps	6	17	—	6	—
Credit default swaps	3	12	—	3	—
Equity swaps	235	235	—	235	—
Interest rate futures	7	7	7	—	—
Equity futures	4	4	4	—	—
Derivative liabilities total	2,623	2,359	11	2,612	—
Dollar repurchase agreements	872	872	—	872	—
Payable for securities lending	2,073	2,073	—	2,073	—
Payable for derivative cash collateral	239	239	—	239	—
Separate account liabilities	112,613	112,667	1	112,601	11

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2022 and 2021:

	2022
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$1	$—	$1
Industrial and miscellaneous	—	53	1	54
Hybrid securities	—	35	—	35

Total bonds	—	89	1	90

Preferred stock
Industrial and miscellaneous	—	60	—	60

Total preferred stock	—	60	—	60

Common stock
Mutual funds	1	—	—	1
Industrial and miscellaneous	11	7	132	150

Total common stock	12	7	132	151

Cash equivalents and short-term investments
Industrial and miscellaneous	—	2	—	2
Money market mutual funds	531	1,729	—	2,260

Total cash equivalents and short-term investments	531	1,731	—	2,262

Derivative assets	10	2,220	—	2,230
Separate account assets	84,377	4,689	—	89,066

Total assets	$84,930	$8,796	$133	$93,859

Liabilities:
Derivative liabilities	$17	$2,957	$—	$2,974
Separate account liabilities	—	2	—	2

Total liabilities	$17	$2,959	$—	$2,976

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2021
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	41	7	48
Hybrid securities	—	—	—	—

Total bonds	—	43	7	50

Preferred stock
Industrial and miscellaneous	—	120	—	120

Total preferred stock	—	120	—	120

Common stock
Mutual funds	3	—	—	3
Industrial and miscellaneous	13	—	182	195

Total common stock	16	—	182	198

Cash equivalents and short-term investments
Industrial and miscellaneous	—	—	—	—
Money market mutual funds	1,790	—	—	1,790

Total cash equivalents and short-term investments	1,790	—	—	1,790

Derivative assets	8	1,685	—	1,693
Separate account assets	117,083	6,010	—	123,093

Total assets	$118,897	$7,858	$189	$126,944

Liabilities:
Derivative liabilities	$11	$1,929	$—	$1,940
Separate account liabilities	1	—	—	1

Total liabilities	$12	$1,929	$—	$1,941

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Money market mutual funds and other cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2022 and 2021:

	Beginning Balance at January 1, 2022	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$—	$—	$1	$(1)
CMBS	—	—	—	—	—
Other	7	—	4	—	—
Common stock	182	—	—	(8)	(42)

Total	$189	$—	$4	$(7)	$(43)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2022

Bonds
RMBS	$—	$—	$—	$—	$—
CMBS	—	—	—	—	—
Other	—	—	2	—	1
Common stock	—	—	—	—	132

Total	$—	$—	$2	$—	$133

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2021	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$1	$—	$—	$(1)
CMBS	—	1	—	—	(1)
Other	7	—	—	—	1
Common stock	160	—	—	(1)	3

Total	$167	$2	$—	$(1)	$2

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2021

Bonds
RMBS	$—	$—	$—	$—	$—
CMBS	—	—	—	—	—
Other	—	—	—	1	7
Common stock	20	—	—	—	182

Total	$20	$—	$—	$1	$189

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring Fair Value Measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2022 and 2021, the Company held no properties as held-for-sale, where fair value was less than its carrying value. As of December 31, 2022 and 2021, the Company held one property as held-for sale, where carrying amount of $1 and $7, respectively, was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

5.	Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2022
Bonds:
United States Government and agencies	$6,180	$53	$1,010	$5,223
State, municipal and other government	3,005	7	545	2,467
Hybrid securities	396	16	32	380
Industrial and miscellaneous	35,212	446	4,183	31,475
Mortgage and other asset-backed securities	6,338	203	659	5,882

Total unaffiliated bonds	51,131	725	6,429	45,427
Unaffiliated preferred stocks	61	—	—	61

	$51,192	$725	$6,429	$45,488

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$144	$7	$—	$151

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2021
Bonds:
United States Government and agencies	$7,140	$2,004	$13	$9,131
State, municipal and other government	2,477	257	22	2,712
Hybrid securities	267	65	1	331
Industrial and miscellaneous	33,840	4,663	163	38,340
Mortgage and other asset-backed securities	6,218	500	40	6,678

Total unaffiliated bonds	49,942	7,489	239	57,192
Unaffiliated preferred stocks	120	—	—	120

	$ 50,062	$ 7,489	$ 239	$ 57,312

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$151	$47	$—	$198

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2022 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2022
December 31:	Carrying Value	Fair Value

Due in one year or less	$780	$774
Due after one year through five years	6,838	6,696
Due after five years through ten years	9,579	8,840
Due after ten years	27,596	23,235

Subtotal	44,793	39,545
Mortgage and other asset-backed securities	6,338	5,882

Total	$51,131	$45,427

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2022 and 2021 is as follows:

	2022
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$149	$70	$4,489	$940
State, municipal and other government	330	120	1,992	425
Hybrid securities	79	16	223	16
Industrial and miscellaneous	3,475	1,312	21,368	2,871
Mortgage and other asset-backed securities	1,034	210	4,143	449

Total bonds	5,067	1,728	32,215	4,701

Preferred stocks-unaffiliated	16	—	44	—
Common stocks-unaffiliated	—	—	138	—

	$5,083	$1,728	$32,397	$4,701

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2021
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$118	$11	$106	$2
State, municipal and other government	64	10	318	12
Hybrid securities	14	1	3	—
Industrial and miscellaneous	553	41	4,609	122
Mortgage and other asset-backed securities	299	15	1,907	25

Total bonds	1,048	78	6,943	161

Preferred stocks-unaffiliated	—	—	10	—
Common stocks-unaffiliated	—	—	3	—

	$1,048	$78	$6,956	$161

During 2022, 2021 and 2020, respectively, there were $2, $62 and $0, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2022, 2021 and 2020, the Company recognized OTTI of $1, $7 and $4, respectively.

The following loan-backed and structured securities were held at December 31, 2022, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

026935AC0	$2	$1	$—	$1	$1	3/31/2022
026935AC0	1	1	—	1	1	6/30/2022
126670FC7	2	2	—	2	2	6/30/2022
78449KAD2	2	2	—	2	2	6/30/2022
12667GCH4	1	1	—	1	1	9/30/2022
126670FC7	2	2	—	2	2	9/30/2022
12667GCH4	1	1	—	1	1	12/31/2022

			$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2022 and 2021 is as follows:

	2022		2021
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$224	$449	$14	$44
The aggregate related fair value of securities with unrealized losses	1,034	4,121	299	1,942

At December 31, 2022 and 2021, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 1,012 and 180 securities with a carrying amount of $6,809 and $1,126, and an unrealized loss of $1,728 and $78. Of this portfolio, at December 31, 2022 and 2021, 92.0% and 82.5% were investment grade with associated unrealized losses of $1,621 and $56, respectively.

At December 31, 2022 and 2021, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 3,939 and 978 securities with a carrying amount of $36,960 and $7,114, and an unrealized loss of $4,701 and $161. Of this portfolio, at December 31, 2022 and 2021, 95.8% and 93.9% were investment grade with associated unrealized losses of $4,520 and $144, respectively.

At December 31, 2022, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 7 securities with an insignificant unrealized loss. At December 31, 2021 , there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2022 and 2021, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 30 and 13 securities with a cost of $139 and $3 and an unrealized loss of $1 and $0, respectively.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2022
Bond, amortized cost	3	$4	$4

Total	3	$4	$4

December 31, 2021
Bond, amortized cost	3	$9	$9

Total	3	$9	$9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company did not have any offsetting assets and liabilities at December 31, 2022 and 2021.

During 2022 and 2021, respectively, the Company sold, redeemed or otherwise disposed of 75 and 153 securities as a result of a callable feature which generated investment income of $28 and $100 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2022	2021	2020

Proceeds	$8,218	$10,570	$8,747

Gross realized gains	$69	$437	$232
Gross realized losses	(624)	(108)	(37)

Net realized capital gains (losses)	$(555)	$329	$195

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2022, 2021 and 2020 of $54, $15 and $161, respectively.

At December 31, 2022 and 2021, the Company had no investments in restructured securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2022 and 2021 were as follows:

December 31, 2022
	Farm	Commercial	Total
AAA - AA	$1	$5,139	$5,140
A	31	3,389	3,420
BBB	7	653	660
BB	—	50	50
	$39	$9,231	$9,270

December 31, 2021
	Farm	Commercial	Total
AAA - AA	$4	$5,342	$5,346
A	36	3,136	3,172
BBB	5	567	572
BB	8	54	62
	$53	$9,099	$9,152

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2022, the Company issued mortgage loans with a maximum interest rate of 6.05% and a minimum interest rate of 2.80% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2022 at the time of origination was 65%. During 2021, the Company issued mortgage loans with a maximum interest rate of 5.88% and a minimum interest rate of 2.58% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2021 at the time of origination was 81%.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2022, the Company issued agricultural mortgage loans with a maximum interest rate of 5.55% and a minimum interest rate of 5.55%. During 2021, the Company issued agricultural mortgage loans with a maximum interest rate of 4.45% and a minimum interest rate of 4.45%.

During 2022 and 2021, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2022 and 2021:

		Residential	Commercial
	Farm	All Other	All Other	Total
December 31, 2022
Recorded Investment (All)
Current	$39	$—	$9,231	$9,270
30-59 Days Past Due	—	—	—	—
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$—	$854	$868

		Residential	Commercial
	Farm	All Other	All Other	Total
December 31, 2021
Recorded Investment (All)
Current	$53	$—	$9,099	$9,152
30-59 Days Past Due	—	1	—	1
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$—	$871	$885

At December 31, 2022 and 2021, the Company held no mortgage loans that were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans at December 31, 2022 and 2021. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2022 and 2021, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2022 and 2021, the Company held no impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2022 and 2021, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. There were no average recorded investments in impaired loans during 2022 and 2021.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2022	2021	2020
Balance at beginning of period	$—	$—	$—
Additions, net charged to operations	—	—	1
Recoveries in amounts previously charged off	—	—	(1)
Balance at end of period	$—	$—	$—

As of December 31, 2022 and 2021, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2022, 2021 and 2020, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2022 and 2021, the Company held a mortgage loan loss reserve in the AVR of $98 and $97, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2022	2021		2022	2021

Pacific	29%	30%	Apartment	53%	53%
South Atlantic	22	21	Office	16	17
Middle Atlantic	12	13	Retail	14	15
E. North Central	10	9	Industrial	17	13
W. South Central	8	8	Medical	—	1
Mountain	8	8	Agricultural	—	1
W. North Central	6	6
E. South Central	3	3
New England	2	2

At December 31, 2022 and 2021, the Company had mortgage loans with a total net admitted asset value of $2 and $14, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2022, 2021 and 2020 related to such restructurings. At December 31, 2022 and 2021, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $1, $9 and $1 were taken on real estate in 2022, 2021 and 2020, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2022.

As of December 31, 2022, there was one property classified as held for sale. As of December 31, 2021, there were seven properties classified as held for sale. The Company is working with an external commercial real estate advisor firm to actively market the property and negotiate with potential buyers. During 2022, seven properties classified as held for sale were disposed, resulting in a net realized gain of $2. During 2021, one property classified as held for sale was disposed. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

On October 28, 2020, the Company sold the Transamerica Pyramid Property located in San Francisco, CA, resulting in a realized gain of $255. As part of the sale transaction, the Company issued mortgage loans supporting the property at commercial rates in the amount of $427. The Company also disposed of other properties during 2022, 2021 and 2020 resulting in net realized gains of $0, $0 and $3, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The carrying value of the Company’s real estate assets at December 31, 2022 and 2021 was as follows:

	2022	2021

Home office properties	$43	$45
Properties held for sale	1	7

	$44	$52

Accumulated depreciation on real estate at December 31, 2022 and 2021, was $29 and $29, respectively.

Other Invested Assets

The Company recorded impairments of $4, $13 and $19 throughout years 2022, 2021 and 2020, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Tax Credits

At December 31, 2022, the Company had ownership interests in 52 LIHTC investments with a carrying value of $88. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2023 to 2029 is $4. Tax credits recognized in 2022 were $33 and other tax benefits recognized in 2022 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2021, the Company had ownership interests in fifty-five LIHTC investments with a carrying value of $87. The remaining years of unexpired tax credits ranged from two to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2022 to 2029 is $21. Tax credits recognized in 2021 were $28 and other tax benefits recognized in 2021 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2022 and 2021:

		December 31, 2022
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$—	$—
Economic Redevelopment and Growth Tax Credits	NJ	10	34
Total		$10	$34

		December 31, 2021
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$—	$2
Economic Redevelopment and Growth Tax Credits	NJ	7	35
Total		$7	$37

*The unused amount reflects credits that we deem will be realizable in the period 2022-2030.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2022 and 2021 was as follows:

	2022	2021
Fair value - positive	$409	$2,171
Fair value - negative	(1,324)	(2,988)

At December 31, 2022, 2021 and 2020, the Company has recorded unrealized gains (losses) of ($23), ($173) and ($334), respectively, for the component of derivative instruments utilized for

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2022, 2021 and 2020 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 22 years for forecasted hedge transactions. At December 31, 2022 and 2021, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2022 and 2021, the Company has no accumulated deferred gains related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2023.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020

Options:
Calls	$—	$6	$(805)
Puts	—	(6)	(299)
Collars	—	—	(62)

Total options	$—	$—	$(1,166)

Swaps:
Interest rate	$(1)	$87	$—
Credit	—	—	(6)
Total return	1,054	(1,752)	(851)

Total swaps	$1,053	$(1,665)	$(857)

Futures - net positions	(376)	110	480

Total realized gains (losses)	$677	$(1,555)	$(1,543)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2022 and 2021:

	Asset(1)		Liability(1)
	2022	2021	2022	2021
Derivative component of RSATs
Credit default swaps	$29	$67	$—	$(8)
Interest rate swaps	6	6	—	—

(1) Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2022 and 2021:

	Asset(1)		Liability(1)
	2022	2021	2022	2021
Derivative component of RSATs
Credit default swaps	$24	$69	$(2)	$(7)
Interest rate swaps	6	7	—	—
Total	$30	$76	$(2)	$(7)

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020
Derivative component of RSATs
Credit default swaps	$—	$—	$(6)
Interest rate swaps	—	—	—
Total	$—	$—	$(6)

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2022 and 2021:

		2022
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$9	$948	3.2
Credit default swaps referencing indices		—	45	30.6

Subtotal		9	993	4.4

BBB	2
Single name credit default swaps (3)		6	1,801	2.4
Credit default swaps referencing indices		13	1,717	2.4

Subtotal		19	3,518	2.4

BB	3
Single name credit default swaps (3)		(1)	120	2.2

Subtotal		(1)	120	2.2

B	4
Single name credit default swaps (3)		—	15	1.0

Subtotal		—	15	1.0

Total		$27	$4,646	2.8

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2021
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$15	$770	3.4
Credit default swaps referencing indices		—	45	31.6

Subtotal		15	815	4.9

BBB	2
Single name credit default swaps (3)		33	1,914	3.0
Credit default swaps referencing indices		24	1,736	2.1

Subtotal		57	3,650	2.6

BB	3
Single name credit default swaps (3)		2	135	1.2

Subtotal		2	135	1.2

B	4
Single name credit default swaps (3)		1	37	1.1

Subtotal		1	37	1.1

Total		$75	$4,637	3.0

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2022, there were not any potential future recoveries available to offset the $4,646 from the table above. At December 31, 2021, there were not any potential future recoveries available to offset the $4,637 from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2022 and 2021, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2022	2021	2022	2021
Derivative assets:
Credit default swaps	$4,445	$4,020	$28	$69
Currency swaps	747	641	139	34
Equity futures	—	—	9	5
Equity swaps	2,169	1,294	65	17
Interest rate futures	—	—	—	—
Interest rate swaps	35	81	8	11
Options	1,859	3,724	86	188
Derivative liabilities:
Credit default swaps	733	1,411	(2)	3
Currency swaps	44	664	2	6
Equity futures	—	—	12	4
Equity swaps	3,785	6,885	99	235
Interest rate futures	—	—	—	—
Interest rate swaps	7,096	6,677	1,091	684
Options	(2,078)	(1,724)	47	114

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. Retroactive to January 1, 2020, the Company re-designated the portfolio of contracts giving rise to the hedged item. The re-designation will more acutely reflect alignment between hedge performance and reserve valuations pertaining to the hedged item on a forward-looking basis. Also retroactive to January 1, 2020, the Company also elected to immediately amortize the full $195 SSAP No. 108 asset balance associated with the former designated portfolio through realized loss. The Company received approval from the IID for the redesignation and application of this accounting treatment on June 26, 2020. Effective October 1, 2021 the guaranteed benefits included was expanded to include variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance along with the originally included Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Account Benefit riders. The Company received approval from the IID on September 28, 2021 for the expansion of the program. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

The Company accelerated the amortization of its SSAP 108 variable annuity deferred interest rate position reported on December 31, 2021. The Company fully amortized the $250 unamortized liability balance as of December 31, 2021 to zero, in 2022. The acceleration of the amortization of the SSAP 108 deferral is consistent with SSAP 108, Paragraph 14 Section c. i. that allows the accelerating of amortization of the deferral, if consistently done between deferred assets and deferred liabilities within its hedging strategy. The Company did not change any accounting practices under SSAP 108. The Company’s Clearly Defined Hedge Strategy is not being revised.

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2022 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities

2023	$(40)	$—
2024	(40)	—
2025	(40)	—
2026	(40)	—
2027	(40)	—
2028	(40)	—
2029	(40)	—
2030	(40)	—
2031	(40)	—
2032	(20)	—

Total	$(380)	$—

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance
1. Balance at January 1, 2021	$(145)
2. Amortization	(14)
3. Deferred Recognition	119

4. Balance at December 31, 2021 [1-(2+3)]	$(250)
5. Amortization	(230)
6. Deferred Recognition	(400)

7. Balance at December 31, 2022 [4-(5+6)]	$380

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2022	2021
Amortized cost	$—	$1
Fair value	(750)	(95)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$(34)	$(3,736)	$(654)	$(4,424)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	84	2,275	1,559	3,918
Deferred	(50)	1,461	(905)	506
*Totals shown are pre-tax

December 31, 2021
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$6	$(504)	$(41)	$(539)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	(4)	338	355	689
Deferred	(2)	166	(314)	(150)
*Totals shown are pre-tax

	Year Ended December 31
	2022	2021
Prior year fair value of hedged item	$(3,847)	$(3,778)
Current year fair value of hedged item	938	(3,026)
Change in fair value attributable to interest rates	$4,785	$752

Portion of the fair value change attributed to the hedged risk	$4,785	$753

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2022 and 2021, respectively:

	Gross Restricted (Admitted & Nonadmitted)

	2022

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$2,115	$—	$—	$—	$2,115
Subject to repurchase agreements	251	—	—	—	251
Subject to dollar repurchase agreements	96	—	—	—	96
FHLB capital stock	130	—	—	—	130
On deposit with states	38	—	—	—	38
Pledged as collateral to FHLB (including assets backing funding agreements)	5,335	—	—	—	5,335
Pledged as collateral not captured in other categories	2,268	—	—	—	2,268
Other restricted assets	5,983	—	—	—	5,983

Total restricted assets	$16,216	$—	$—	$—	$16,216

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2021)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,073	$42	$—	$2,115	1.22%	1.23%
Subject to repurchase agreements	187	64	—	251	0.15%	0.15%
Subject to dollar repurchase agreements	878	(782)	—	96	0.06%	0.06%
FHLB capital stock	130	—	—	130	0.08%	0.08%
On deposit with states	38	—	—	38	0.02%	0.02%
Pledged as collateral to FHLB (including assets backing funding agreements)	4,226	1,109	—	5,335	3.08%	3.11%
Pledged as collateral not captured in other categories	1,818	450	—	2,268	1.31%	1.32%
Other restricted assets	1,392	4,591	—	5,983	3.46%	3.48%

Total restricted assets	$10,742	$5,474	$—	$16,216	9.38%	9.45%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2022 and 2021, respectively:

	Gross Restricted (Admitted & Nonadmitted)

	2022
Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$2,251	$—	$—	$—	$2,251
Secured funding agreements	17	—	—	—	17
AMBAC	—	—	—	—	—

Total	$2,268	$—	$—	$—	$2,268

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2021)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$1,800	$451	$—	$2,251	1.30%	1.31%
Secured funding agreements	17	—	—	17	0.01%	0.01%
AMBAC	1	(1)	—	—	0.00%	0.00%

Total	$1,818	$450	$—	$2,268	1.31%	1.32%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2022 and 2021:

2022
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$249	$243	0.31%	0.31%
Securities lending collateral assets	2,115	2,115	2.59	2.64
Other	—	—	—	—

Total collateral assets	$2,364	$2,358	2.90%	2.95%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$2,367	3.17%

2021
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$1,094	$1,094	1.42%	1.43%
Securities lending collateral assets	2,073	2,073	2.69	2.70
Other	17	17	0.02	0.02

Total collateral assets	$3,184	$3,184	4.13%	4.15%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,186	4.59%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2022	2021	2020

Income:
Bonds	$2,029	$2,151	$2,025
Preferred stocks	3	4	9
Common stocks	343	228	57
Mortgage loans on real estate	415	483	378
Real estate	13	25	40
Policy loans	108	112	116
Cash, cash equivalents and short-term investments	26	1	24
Derivatives	273	89	606
Other invested assets	180	155	214

Gross investment income	3,390	3,248	3,469
Less: investment expenses	178	167	210

Net investment income before amortization of IMR	3,212	3,081	3,259
Amortization of IMR	85	110	102

Net investment income	$3,297	$3,191	$3,361

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2022	2021	2020

Bonds	$(614)	$311	$53
Preferred stocks	—	2	(20)
Common stocks	56	11	(13)
Mortgage loans on real estate	—	—	(1)
Real estate	1	(9)	257
Cash, cash equivalents and short-term investments	—	—	(1)
Derivatives	(4,555)	(2,474)	249
Variable annuity reserve hedge offset	229	15	(192)
Other invested assets	169	488	43

Change in realized capital gains (losses), before taxes	(4,714)	(1,656)	375
Federal income tax effect	45	(122)	(128)
Transfer from (to) interest maintenance reserve	458	(146)	(134)

Net realized capital gains (losses) on investments	$(4,211)	$(1,924)	$113

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2022	2021	2020

Bonds	$197	$150	$53
Preferred stocks	(11)	15	9
Common stocks	(40)	2	22
Affiliated entities	(278)	(46)	182
Derivatives	1,142	262	(364)
Other invested assets	51	139	3

Change in unrealized capital gains (losses), before taxes	1,061	522	(95)
Taxes on unrealized capital gains (losses)	(47)	(72)	(31)

Change in unrealized capital gains (losses), net of tax	$1,014	$450	$(126)

6.	Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2022 and 2021 were as follows:

	Year Ended December 31
	2022	2021

Life insurance reserves	$33,013	$26,749
Annuity reserves and supplementary contracts with life contingencies	17,894	18,289
Accident and health reserves (including long term care)	7,049	6,945

Total policy reserves	$57,956	$51,983

Deposit-type contracts	766	824
Policy claims	1,098	1,177

Total policy reserves, deposit-type contracts and claim liabilities	$59,820	$53,984

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 0.75 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2022 and 2021, the Company had insurance in force aggregating $39,639 and $48,379, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,506 and $1,549 to cover these deficiencies as of December 31, 2022 and 2021, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2022 and 2021.
Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount. During 2022, the Company established a voluntary reserve in addition to the reserve required under VM-21 to help manage volatility associated with unhedged base contract cashflows. The VA voluntary reserve totaled $507 as of December 31, 2022.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2022 and 2021, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2022
2022	$—	$1,141	$444	$697
2021 and prior	1,941	(49)	598	1,294

	1,941	$1,092	$1,042	1,991

Active life reserve	$5,442			$5,476

Total accident and health reserves	$7,383			$7,467

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2021
2021	$—	$1,122	$430	$692
2020 and prior	1,995	(165)	581	1,249

	1,995	$957	$1,011	1,941

Active life reserve	$5,342			$5,442

Total accident and health reserves	$7,337			$7,383

The change in the Company’s unpaid claims reserve was ($49) and ($165) for the years ended December 31, 2022 and 2021, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2022 and 2021 was due to better than expected experience primarily due to reduced medical claims and accidental deaths.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2022
2022	$—	$25	$10	$15
2021 and prior	37	8	18	27

	$37	$33	$28	$42

Year ended December 31, 2021
2021	$—	$22	$9	$13
2020 and prior	43	(2)	17	24

	$43	$20	$26	$37

The Company increased the claim adjustment expense provision for insured events of prior years during 2022.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2022 and 2021, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2022		2021
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$1	$—	$1	$—
Ordinary renewal business	142	115	154	126
Group life direct business	15	11	16	11

	$158	$126	$171	$137

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Included in the liability for deposit-type contracts at December 31, 2022 and 2021 are approximately $11 and $11, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2022

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$368	$137	$—	$505	1%
At book value less surrender charge of 5% or more	1,193	—	—	1,193	1
At fair value	6	—	56,032	56,038	83

Total with adjustment or at fair value	1,567	137	56,032	57,736	85
At book value without adjustment (minimal or no charge or adjustment)	7,190	—	—	7,190	11
Not subject to discretionary withdrawal provision	2,484	—	408	2,892	4

Total individual annuity reserves	11,241	137	56,440	67,818	100%

Less reinsurance ceded	2,736	—	—	2,736

Net individual annuities reserves	$8,505	$137	$56,440	$65,082

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$2	$—	$—	$2

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2022
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$3,641	$16	$—	$3,657	11%
At book value less surrender charge of 5% or more	20	—	—	20	—
At fair value	—	—	24,776	24,776	71

Total with adjustment or at fair value	3,661	16	24,776	28,453	82
At book value without adjustment (minimal or no charge or adjustment)	4,116	—	—	4,116	12
Not subject to discretionary withdrawal provision	1,946	—	58	2,004	6

Total group annuities reserves	9,723	16	24,834	34,573	100%

Less reinsurance ceded	334	—	—	334

Net group annuities reserves	$9,389	$16	$24,834	$34,239

	December 31
	2022
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	237	—	—	237	28
Not subject to discretionary withdrawal provision	533	53	14	600	71

Total deposit-type contracts	775	53	14	842	100%

Less reinsurance ceded	9	—	—	9

Net deposit-type contracts	$766	$53	$14	$833

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$16,961
Exhibit 5, Supp contracts with life contingencies section, total (net)	933
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	766

Subtotal	18,660
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	80,995
Exhibit 3, Supp contracts with life contingencies section, total	432
Other contract deposit funds	67

Subtotal	81,494

Combined total	$100,154

	December 31
	2021
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$390	$7	$—	$397	— %
At book value less surrender charge of 5% or more	1,531	—	—	1,531	2
At fair value	5	—	74,491	74,496	86

Total with adjustment or at fair value	1,926	7	74,491	76,424	88
At book value without adjustment (minimal or no charge or adjustment)	7,413	—	—	7,413	8
Not subject to discretionary withdrawal provision	2,710	—	575	3,285	4

Total individual annuity reserves	12,049	7	75,066	87,122	100%

Less reinsurance ceded	2,968	—	—	2,968

Net individual annuity reserves	$9,081	$7	$75,066	$84,154

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$2,373	$20	$—	$2,393	5%
At book value less surrender charge of 5% or more	21	—	—	21	—
At fair value	—	—	37,440	37,440	80

Total with adjustment or at fair value	2,394	20	37,440	39,854	85
At book value without adjustment (minimal or no charge or adjustment)	5,128	—	—	5,128	11
Not subject to discretionary withdrawal provision	2,029	—	46	2,075	4

Total group annuity reserves	9,551	20	37,486	47,057	100%

Less reinsurance ceded	343	—	—	343

Net group annuity reserves	$9,208	$20	$37,486	$46,714

	December 31
	2021
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	246	—	—	246	27
Not subject to discretionary withdrawal provision	583	66	21	670	72

Total deposit-type contracts	834	66	21	921	100%

Less reinsurance ceded	10	—	—	10

Net deposit-type contracts	$824	$66	$21	$911

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$17,324
Exhibit 5, Supp contracts with life contingencies section, total (net)	965
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	824

Subtotal	19,113
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	112,005
Exhibit 3, Supp contracts with life contingencies section, total	574
Other contract deposit funds	87

Subtotal	112,666

Combined total	$131,779

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2022
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$313	$313	$442
Universal life	14,590	13,706	14,639
Universal life with secondary guarantees	5,822	5,760	13,570
Indexed universal life with secondary guarantees	6,612	4,539	5,344
Other permanent cash value life insurance	4,698	4,698	7,148
Variable universal life	672	673	1,491
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,085
Accidental death benefits	—	—	50
Disability - active lives	—	—	37
Disability - disabled lives	—	—	163
Miscellaneous reserves	—	—	1,573

Total (gross)	32,707	29,689	52,542
Reinsurance ceded	4,620	4,621	20,036

Total (net)	$28,087	$25,068	$32,506

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31
2022

Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$ 677	$ 677	$ 677

Total (net)	$ 677	$ 677	$ 677

December 31
2022

Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$ 6,989	$ 6,983	$ 8,072

Total (net)	$ 6,989	$ 6,983	$ 8,072

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$ 31,686
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	17
Exhibit 5, Disability - disabled lives section, total (net)	142
Exhibit 5, Miscellaneous reserves section, total (net)	635

Subtotal	32,506
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	8,749

Subtotal	8,749

Combined total	$ 41,255

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$ 291	$ 291	$ 425
Universal life	9,159	8,738	9,629
Universal life with secondary guarantees	5,763	5,626	13,350
Indexed universal life with secondary guarantees	5,803	3,953	5,328
Other permanent cash value life insurance	4,640	4,640	7,094
Variable universal life	656	722	1,496
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,140
Accidental death benefits	—	—	51
Disability- active lives	—	—	40
Disability- disabled lives	—	—	164
Miscellaneous reserves	—	—	1,871

Total (gross)	26,312	23,970	47,588
Reinsurance ceded	4,592	4,592	20,839

Total (net)	$ 21,720	$ 19,378	$ 26,749

December 31
2021

Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$ 669	$ 669	$ 669

Total (net)	$ 669	$ 669	$ 669

December 31
2021

Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$ 8,979	$ 8,969	$ 10,471

Total (net)	$ 8,979	$ 8,969	$ 10,471

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$ 25,835
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	20
Exhibit 5, Disability - disabled lives section, total (net)	144
Exhibit 5, Miscellaneous reserves section, total (net)	724

Subtotal	26,749
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	11,140

Subtotal	11,140

Combined total	$ 37,889

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2022, 2021 and 2020 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$—	$—	$10	$7,663	$7,673

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$132	$75	$—	$89,360	$89,567
Amortized cost	—	677	—	—	677

Total as of December 31, 2022	$132	$752	$—	$89,360	$90,244

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$132	$22	$—	$—	$154
At fair value	—	—	—	88,880	88,880
At book value without fair value adjustment and with current surrender charge of less than 5%	—	677	—	—	677

Subtotal	132	699	—	88,880	89,711
Not subject to discretionary withdrawal	—	53	—	479	532

Total separate account reserve liabilities at December 31, 2022	$132	$752	$—	$89,359	$90,243

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2021	$—	$—	$11	$8,076	$8,087

Reserves for separate accounts as of December 31, 2021 with assets at:
Fair value	$—	$93	$—	$123,046	$123,139
Amortized cost	—	669	—	—	669

Total as of December 31, 2021	$—	$762	$—	$123,046	$123,808

Reserves for separate accounts by withdrawal characteristics as of December 31, 2021:
With fair value adjustment	$—	$26	$—	$—	$26
At fair value	—	—	—	122,404	122,404
At book value without fair value adjustment and with current surrender charge of less than 5%	—	669	—	—	669

Subtotal	—	695	—	122,404	123,099
Not subject to discretionary withdrawal	—	66	—	643	709

Total separate account reserve liabilities at December 31, 2021	$—	$761	$—	$123,047	$123,808

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$—	$1	$12	$9,402	$9,415

Reserves for separate accounts as of December 31, 2020 with assets at:
Fair value	$—	$80	$2	$119,013	$119,095
Amortized cost	—	665	—	—	665

Total as of December 31, 2020	$—	$745	$2	$119,013	$119,760

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With fair value adjustment	$—	$30	$—	$—	$30
At fair value	—	—	—	118,457	118,457
At book value without fair value adjustment and with current surrender charge of less than 5%	—	665	—	—	665

Subtotal	—	695	—	118,457	119,152
Not subject to discretionary withdrawal	—	50	2	556	608

Total separate account reserve liabilities at December 31, 2020	$—	$745	$2	$119,013	$119,760

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2022	2021	2020

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$ 7,757	$ 8,164	$ 9,484
Transfers from separate accounts	(18,692)	(17,029)	(14,305)

Net transfers from separate accounts	(10,935)	(8,865)	(4,821)
Miscellaneous reconciling adjustments	(17)	(16)	(29)

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$ (10,952)	$ (8,881)	$ (4,850)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2022 and 2021, the Company’s separate account statement included legally insulated assets of $91,338 and $126,074, respectively. The assets legally insulated from general account claims at December 31, 2022 and 2021 are attributed to the following products:

	2022	2021

Group annuities	$22,949	$35,216
Variable annuities	58,923	78,162
Fixed universal life	717	700
Variable universal life	7,584	10,366
Variable life	1,105	1,526
Modified separate accounts	47	79
Registered market value annuity product - SPL	6	13
WRL asset accumulator	7	12

Total separate account assets	$91,338	$126,074

At December 31, 2022 and 2021, the Company held separate account assets not legally insulated from the general account in the amount of $156 and $14, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $584, $579, $565, $552 and $550, to the general account in 2022, 2021, 2020, 2019 and 2018, respectively. During the years ended December 31, 2022, 2021, 2020, 2019 and 2018 the general account of the Company had paid $56, $45, $75, $75 and $69 respectively, toward separate account guarantees.

At December 31, 2022 and 2021, the Company reported guaranteed separate account assets at amortized cost in the amount of $705 and $674, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $617 and $748 at December 31, 2022 and 2021, respectively, which would have resulted in an unrealized gain/(loss) of $(87) and $74, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.     Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2022	2021	2020

Direct premiums	$15,957	$17,591	$19,191
Reinsurance assumed - non affiliates	1,017	1,272	1,248
Reinsurance assumed - affiliates	5,366	(1)	2
Reinsurance ceded - non affiliates	(1,819)	(3,594)	(2,612)
Reinsurance ceded - affiliates	(708)	(786)	(1,106)

Net premiums earned	$19,813	$14,482	$16,723

The Company received reinsurance recoveries in the amount of $3,764, $3,824 and $4,316 during 2022, 2021 and 2020, respectively. At December 31, 2022 and 2021, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $987 and $1,053, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2022 and 2021 of $34,508 and $36,616, respectively, of which $12,465 and $13,078 were ceded to affiliates, respectively.

During 2022, 2021 and 2020, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $869 ($574 after tax), $195 ($127 after tax) and $274 ($179 after tax), respectively.

On October 31, 2022, the Company executed an affiliated coinsurance arrangement, effective July 1, 2022, under which it assumes the remaining in force universal life business from TLB net of third-party reinsurance. The Company received consideration of $4,974 in the form of cash and invested assets and assumed $5,543 in policy and contract reserves along with $6 in policy loans. After establishing a $432 interest maintenance reserve deferral related to the asset transfers, this transaction resulted in a pre-tax loss of $131 which has been included in the Summary of Operations. This transaction is secured by a comfort trust equal to 100% of the Company’s U.S. statutory reserves.

Effective April 1, 2022, LIICA Re II, an affiliate, executed a recapture of a specific list of policies to the Company. The Company received consideration of $186 in the form of cash and recaptured policyholder reserves of $838. The transaction resulted in a pre-tax loss of $652 which has been included in the Statements of Operations.

Effective December 31, 2021, the Company ceded universal life with secondary guarantee insurance business to an unaffiliated entity. The Company paid considerations of $1,738 in assets

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

and cash, ceded $1,470 of reserves and $13 of policy loans. After a $55 realized gain release, the transaction resulted in a pre-tax loss of $243 which has been included in the Statement of Operations. There was a reversal of tax timing differences and release of risk based capital required that offset the pre-tax loss resulting in a neutral impact to the Risk Based Capital ratio.

Effective October 1, 2021, the Company recaptured a block of universal life business from an affiliate, TLIC Oakbrook Reinsurance, Inc. (TORI). The Company received consideration of $963 in the form of released funds withheld and recaptured policyholder reserves of $1,229 and claims reserves of $7. The transaction resulted in a pre-tax loss of $272 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to TORI in the amount of $173 with a corresponding charge to unassigned surplus.

Effective May 31, 2021, the Company amended and restated the Military Life and Affinity reinsurance agreements with Ironwood Re Corp, an affiliate, which changed the funds withheld calculation from a GAAP reserve valuation to a Gross Premium Valuation. As a result, the Company increased the funds withheld liability by $43. The transaction resulted in no pre-tax gain or loss.

Effective December 31, 2020, the Company ceded certain term insurance business to an unaffiliated entity. The Company paid cash consideration of $201, ceded $439 of reserves and $2 of due and deferred premium. The transaction resulted in a pre-tax gain of $236 which has been recorded directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2020, the Company recaptured several blocks of life insurance business from an affiliate, Ironwood Re Corp. The Company released funds withheld of $313 and recaptured policyholder reserves of $385 and claims reserves of $4. The transaction resulted in a pre-tax loss of $76 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $125 with a corresponding charge to unassigned surplus.

Also effective October 1, 2020, an amendment was made to the military life reinsurance agreement with Ironwood Re Corp. to increase the cession percentage to 100%. As a result of this amendment, the Company ceded additional policyholder reserves of $201 and due premiums of $7 and provided net consideration of $76 which was retained as funds withheld by the Company. The transaction resulted in a pre-tax gain of $118 which was charged directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2020, the Company recaptured term insurance business from Ironwood Re Corp. The Company received consideration of $206 in the form of released funds withheld and a cash payment, recaptured $445 of policy holder and claim reserves and $2 of due premiums. The transaction resulted in a pre-tax loss of $237 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $106 with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On June 30, 2020, the Company, Transamerica Pacific Re, Inc. (TPRe), and Transamerica Pacific Insurance Company (TPIC) entered into a novation agreement whereby the Company consented to TPIC’s assignment and transfer of its rights and obligations under the universal life coinsurance agreements to TPRe. The novation resulted in no gain or loss. Also on June 30, 2020, the Company recaptured certain universal life policy risks not associated with the secondary guarantee from TPRe for consideration of $2,124 equal to the statutory reserves recaptured resulting in no gain loss and amended and restated the universal life coinsurance agreements to cede only certain universal life secondary guarantee risks to TPRe.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. Now, with the continued delays of the reorganization legal proceedings and with no reliable financial information being provided by the receiver or SRUS, the Company has determined it is unable to support a favorable recovery analysis. Therefore, the Company did not take statutory reserve credit and established a loss contingency allowance for doubtful recoveries of billed and unbilled claims in its December 31, 2022 financial statements. The impact was a $125 charge reported in the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.     Income Taxes

The net deferred income tax asset at December 31, 2022 and 2021 and the change from the prior year are comprised of the following components:

	December 31, 2022
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,487	$191	$2,678
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,487	191	2,678
Deferred Tax Assets Nonadmitted	1,006	—	1,006

Subtotal (Net Deferred Tax Assets)	1,481	191	1,672
Deferred Tax Liabilities	642	291	933

Net Admitted Deferred Tax Assets (Liabilities)	$839	$(100)	$739

	December 31, 2021
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,915	$181	$2,096
Statutory Valuation Allowance Adjustment	11	—	11

Adjusted Gross Deferred Tax Assets	1,904	181	2,085
Deferred Tax Assets Nonadmitted	264	—	264

Subtotal (Net Deferred Tax Assets)	1,640	181	1,821
Deferred Tax Liabilities	701	295	996

Net Admitted Deferred Tax Assets (Liabilities)	$939	$(114)	$825

	Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$572	$10	$582
Statutory Valuation Allowance Adjustment	(11)	—	(11)

Adjusted Gross Deferred Tax Assets	583	10	593
Deferred Tax Assets Nonadmitted	742	—	742

Subtotal (Net Deferred Tax Assets)	(159)	10	(149)
Deferred Tax Liabilities	(59)	(4)	(63)

Net Admitted Deferred Tax Assets (Liabilities)	$(100)	$14	$(86)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2022	2021	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$830	$745	$85
Investments	257	208	49
Deferred acquisition costs	702	574	128
Policyholder dividends accrual	4	4	—
Compensation and benefits accrual	34	40	(6)
Receivables - nonadmitted	58	37	21
Net operating loss carry-forward	269	50	219
Tax credit carry-forward	231	166	65
Contingent experience rate refunds	—	22	(22)
Bad debt allowance	—	23	(23)
Litigation reserve	—	19	(19)
Other	102	27	75

Subtotal	2,487	1,915	572

Statutory valuation allowance adjustment	—	11	(11)
Nonadmitted	1,006	264	742

Admitted ordinary deferred tax assets	1,481	1,640	(159)

Capital
Investments	191	181	10
Other	—	—	—

Subtotal	191	181	10

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	191	181	10

Admitted deferred tax assets	$1,672	$1,821	$(149)

	Year Ended December 31
	2022	2021	Change

Deferred Tax Liabilities:
Ordinary
Investments	$420	$521	$(101)
Policyholder reserves	216	168	48
Other	6	12	(6)

Subtotal	642	701	(59)
Capital
Investments	291	295	(4)
Other	—	—	—

Subtotal	291	295	(4)

Deferred tax liabilities	933	996	(63)

Net admitted deferred tax assets (liabilities)	$739	$825	$(86)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

At December 31, 2022, the Company recorded no valuation allowance. The Company’s valuation allowance decreased by ($11) in 2022 from adjustments to prior year tax returns which reduced the Company’s foreign tax credit carryover as of 2022. Additionally, the Company expects an increase in future foreign source income driven by a 2022 reinsurance transaction increasing its ability to utilize its foreign tax credit carryovers.

The Inflation Reduction Act was enacted during the third quarter reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has not determined if it will be liable for CAMT in 2023 and has not included any estimated impacts of the CAMT in the financial statements, due to the inability to create a reasonable estimate, as of December 31, 2022.

As discussed in Note 2, for the years ended December 31, 2022 and 2021, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2022
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	717	22	739
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	1,129	22	1,151
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	739
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	764	169	933

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,481	$191	$1,672

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		December 31, 2021
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$3	$3
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	777	44	821
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	777	44	821
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	968
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	862	134	996

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,639	$181	$1,820

		Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$(3)	$(3)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(60)	(22)	(82)
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	352	(22)	330
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(229)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(98)	35	(63)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(158)	$10	$(148)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2022	2021	Change

Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	726%	709%	17%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above	$4,924	$6,452	$(1,528)

The impact of tax planning strategies at December 31, 2022 and 2021 was as follows:

	December 31, 2022
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

	December 31, 2021
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	12%	0%	12%

The Company’s tax planning strategies include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2022	2021	Change

Current Income Tax

Federal	$(80)	$(185)	$105

Subtotal	(80)	(185)	105
Federal income tax on net capital gains	(45)	122	(167)

Federal and foreign income taxes incurred	$(125)	$(63)	$(62)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2021	2020	Change

Current Income Tax

Federal	$(185)	$(109)	$(76)

Subtotal	(185)	(109)	(76)
Federal income tax on net capital gains	122	128	(6)

Federal and foreign income taxes incurred	$(63)	$19	$(82)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2022	2021	2020

Current income taxes incurred	$(125)	$(63)	$19
Change in deferred income taxes	(702)	(123)	126
(without tax on unrealized gains and losses)

Total income tax reported	$(827)	$(186)	$145

Income before taxes	$(3,207)	$194	$1,444
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$(673)	$41	$303

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$24	$15	$17
Dividends received deduction	(98)	(94)	(59)
Tax-exempt income	(3)	(74)	(3)
Nondeductible expenses	5	5	6
Pre-tax items reported net of tax	(201)	(77)	(35)
Tax credits	(29)	(38)	(40)
Prior period tax return adjustment	22	3	(11)
Change in statutory valuation allowance	(11)	11	(14)
Change in uncertain tax positions	—	(3)	—
Deferred tax change on other items in surplus	140	24	(20)
Other	(3)	1	1

Total income tax reported	$(827)	$(186)	$145

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2022.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amount	Origination Dates	Expiration Dates
Operating Loss	$126	12/31/2021	N/A
Operating Loss	1,156	12/31/2022	N/A

Operating Loss Total	$1,282

Foreign Tax Credit	$14	12/31/2022	12/31/2032

Foreign Tax Credit Total	$14

General Business Credit	$19	12/31/2012	12/31/2032
General Business Credit	40	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	17	12/31/2021	12/31/2041
General Business Credit	15	12/31/2022	12/31/2042

General Business Credit Total	$218

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total
2020	$29
2021	$—
2022	$—

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrecognized Tax Benefits
Balance at January 1, 2021	$21
Tax positions taken during prior period	(3)

Balance at December 31, 2021	$18
Tax positions taken during prior period	—

Balance at December 31, 2022	$18

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the Balance Sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2020	$9	$—	$9
Interest expense (benefit)	—	—	—
Cash received (paid)	—	—	—

Balance at December 31, 2020	$9	$—	$9
Interest expense (benefit)	1	—	1
Cash received (paid)	(9)	—	(9)

Balance at December 31, 2021	$1	$—	$1
Interest expense (benefit)	1	—	1
Cash received (paid)	—	—	—

Balance at December 31, 2022	$2	$—	$2

The Internal Revenue Service (IRS) completed its examination for 2009 through 2013 for which an appeals conference is in process. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019 through 2021 remain open, subject to potential future examination. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

9.    Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2022 and 2021.

The Company has 42,500 Series A preferred shares authorized, of which 0 shares were issued and outstanding at December 31, 2022 and 2021. The Company repurchased its Series A preferred shares for $58,000 on December 26, 2006 and previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It was determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to capital and surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2022 and 2021.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Company’s statutory surplus as of the preceding December 31 or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of earned surplus at the time of such dividend, the maximum payment which may be made in 2023, without the prior approval of insurance regulatory authorities, is $2,019.

On December 15, 2022, the Company paid an ordinary common stock dividend of $275 to CGC.

On June 30, 2022, the Company received a return of contributed surplus of $165 from LIICA Re II, Inc.

On June 21, 2022, the Company paid an ordinary common stock dividend of $150 to CGC.

On March 29 2022, the Company received a capital contribution of $100 from CGC.

On December 15, 2021, the Company paid an ordinary dividend of $411 to CGC.

On December 13, 2021, the Company paid a common stock dividend of stock ownership of $339 to CGC.

On June 21 2021, the Company paid an ordinary common stock dividend of $350 to CGC.

On December 7, 2020, the Company paid an ordinary common stock dividend of $500 to CGC.

On May 13, 2020, TPLIC paid a dividend to its parent company, CGC, in the amount of $700. CGC then contributed this amount to the Company. The dividend and contribution included $77 in cash and $623 in securities. This transaction occurred prior to the merger of TPLIC and the Company. This transaction had no overall impact to capital and surplus of the merged Company.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2022 and 2021, the Company met the minimum RBC requirements.

The Company’s surplus notes were held by CGC and Transamerica Corporation (TA Corp). These notes were due 20 years from the date of issuance at an interest rate of 6% and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes was to be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

On June 22, 2020, the Company repaid in full its $60 surplus note with CGC. The Company received approval from IID for this transaction as well as prior to making quarterly interest payments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

10.  Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2022 and 2021, respectively, securities with a fair value of $2,141 and $1,919 were on loan under securities lending agreements. At December 31, 2022 and 2021, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,115 and $2,073 at December 31, 2022 and 2021, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2022	2021

Open	$2,115	$2,073
Securities received	—	—

Total collateral received	$2,115	$2,073

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2022		2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$99	$99	$123	$123
30 days or less	661	661	675	675
31 to 60 days	375	375	511	511
61 to 90 days	242	242	208	208
91 to 120 days	217	217	100	100
121 to 180 days	521	521	356	356
181 to 365 days	—	—	100	100

Total	2,115	2,115	2,073	2,073
Securities received	—	—	—	—

Total collateral reinvested	$2,115	$2,115	$2,073	$2,073

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,124 (fair value of $2,115) that are currently tradable securities that could be sold and used to pay for the $2,115 in collateral calls that could come due under a worst-case scenario.

11.  Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $18, $13 and $14 was allocated to the Company for the years ended December 31, 2022, 2021 and 2020, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $17, $28 and $27 for the years ended December 31, 2022, 2021 and 2020, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $4, $5 and $5 for the years ended December 31, 2022, 2021 and 2020, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2022, 2021 and 2020 was insignificant.

12.  Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, Transamerica Financial Life Insurance Company, entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $564, $690 and $703 during 2022, 2021 and 2020, respectively. The amount paid as a result of being a party to these agreements was $605, $679 and $698 during 2022, 2021 and 2020, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

advisor for the Company’s mortgage loan operations. The Company paid $31, $29 and $20 for these services during 2022, 2021 and 2020, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $89, $89 and $89 for these services during 2022, 2021 and 2020, respectively.

The Company has an administration service agreement with Transamerica Asset Management (TAM) to provide administrative services to the Transamerica Series Trust. The Company received $130, $168 and $149 for these services during 2022, 2021 and 2020, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $6, $9 and $43 for the years ended December 31, 2022, 2021 and 2020, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2022, 2021 and 2020, the Company received (paid) net interest of ($5), $0 and $0 from (to) affiliates, respectively. At December 31, 2022 and 2021, respectively, the Company reported net receivables (payables) from (to) affiliates of $466 and $118. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

In accordance with SSAP No. 25, the Company reports short-term intercompany notes receivable as short-term investments. At December 31, 2022, the Company has one short-term intercompany notes receivable. On December 30, 2022, the Company issued a variable funding promissory note valued at $97 to ULI Funding LLC. The terms of the loan include a 5.20% annual interest rate and maturity date at December 30, 2023. At December 31, 2021, the Company had no short-term intercompany notes receivable.

On December 20, 2022, the Company purchased all 2,520 common shares held by Aegon International B.V. of TLB at its economic value for a total of $61. The Company now has 100% ownership of TLB.

On June 23, 2020, the Company provided $5 to TPRe in consideration for 5,000 shares of its stock becoming the sole shareholder of TPRe. The Company provided an additional capital contribution of $70 to TPRe on June 26, 2020.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 2, LLC	$19
Real Estate Alternatives Portfolio 3, LLC	162
Real Estate Alternatives Portfolio 4 HR, LLC	231
Real Estate Alternatives Portfolio 4 MR, LLC	49
Aegon Workforce Housing Fund 2, L.P.	203
Aegon Workforce Housing Fund 3, L.P.	20
Natural Resources Alternatives Portfolio I, LLC	293
Natural Resources Alternatives Portfolio II, LLC	62
Natural Resources Alternatives Portfolio 3, LLC	261
TA Private Equity Assets LLC	255
Zero Beta Fund, LLC	21
TA-APOP I, LLC	86
TA-APOP II, LLC	137

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2022 and 2021:

December 31, 2022

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	— %	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	— %	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	124	124	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$124	$124	$—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$10	$10	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$10	$10	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$134	$134	$—

Aggregate Total	XXX	$134	$134	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	— %	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	— %	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Intersecurities Insurance Agency, Inc.	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	121	121	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$121	$121	$—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,358	$1,358	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,358	$1,358	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,479	$1,479	$—

Aggregate Total	XXX	$1,479	$1,479	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2022

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—			I
AEGON Financial Services Group, Inc.	NA		—			I
Garnet Assurance Corporation	NA		—			I
Garnet Assurance Corporation III	NA		—			I
Life Investors Alliance LLC	NA		—			I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—			I
Transamerica Asset Management, Inc.	S2	12/5/2022	121	Y	N	I
Transamerica Fund Services, Inc.	NA		—			I

Total SSAP No. 97 8b(iii) Entities	—	—	$121	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S1	4/6/2023	$—	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$121	—	—	—

Aggregate Total	—	—	$121	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Intersecurities Insurance Agency, Inc.	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	12/16/2021	99	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$99	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	2/15/2022	$1,187	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$1,187	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$1,286	—	—	—

Aggregate Total	—	—	$1,286	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II, Inc.	Excess of loss reinsurance asset
Transamerica Pacific Reinsurance, Inc.	Excess of loss reinsurance asset

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc.	Credit linked note
TLIC Watertree Reinsurance, Inc.	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II**	$—	$(1,828)	$—	$—
Transamerica Pacific Reinsurance, Inc.**	—	(1,330)	—	—
TLIC Oakbrook Reinsurance, Inc.	—	(3,384)	1,165	—
TLIC Watertree Reinsurance, Inc.	—	(1,157)	589	—

*Per AP&P Manual (without permitted or prescribed practices)

**The SCA is valued at zero in the Company’s financial statements

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7. Reinsurance.

Information regarding the Company’s affiliated guarantees is available in Note 14. Commitments and Contingencies.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14. Commitments and Contingencies

At December 31, 2022 and 2021, the Company has mortgage loan commitments of $110 and $284, respectively.

The Company has contingent commitments of $1,038 and $832, as of December 31, 2022 and 2021, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $4 and $21, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2022 and 2021 was $13 and $22, respectively.

Private placement commitments outstanding as of December 31, 2022 and 2021 were $141 and $174, respectively.

The Company sold ($63) and ($26) of “to-be-announced” (TBA) securities as of December 31, 2022 and 2021, respectively. Due to different counterparties, the receivable related to these TBAs was not reclassed.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2022 and 2021, respectively, was $981 and $217.

At December 31, 2022 and 2021, securities in the amount of $27 and $76, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2022 and 2021. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2022 and 2021, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from Standard & Poor’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower. As of December 31, 2022 and 2021, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these two guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2022 and 2021, TLB holds related statutory-basis policy and claim reserves of $55 and $2,328, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2022 and 2021, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2022 and 2021, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $125 and $3,504, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2022 and 2021, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $1 and $1 under this agreement in 2022 and 2021, respectively.

The Company has provided guarantees for the obligations of noninsurance third party assignment companies who have accepted assignments of structured settlement payment obligations from the Company and have purchased structured settlement insurance policies issued by the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The direct statutory reserve established at December 31, 2022 and 2021 for the total payout block is $4,880 and $4,990, respectively. As this reserve is already recorded on the Balance Sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

During 2019, the Company entered into an agreement with Aegon USA Realty Advisors, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2022 or 2021 under this agreement. As of December 31, 2022 and 2021, there is no amount committed to these purchases.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2022 and 2021:

	December 31
	2022	2021

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$179	$5,832

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	179	5,832
Other	—	—

Total impact if action required	$179	$5,832

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,585 and $5,674 at December 31, 2022 and 2021, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2022 and 2021, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2022	2021

Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	120	120
Excess Stock	—	—

Total	$130	$130

At December 31, 2022 and 2021, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2022
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2021
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

At December 31, 2022 and 2021, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2022
Total Collateral Pledged	$4,704	$5,335
Maximum Collateral Pledged	4,704	5,335

	Fair Value	Carry Value

December 31, 2021
Total Collateral Pledged	$4,575	$4,226
Maximum Collateral Pledged	4,893	4,486

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2022 and 2021, the borrowings from the FHLB were as follows:

	December 31, 2022		December 31, 2021
	General Account	Funding Agreements Reserves Established	General Account	Funding Agreements Reserves Established

Debt [1]	$2,995	$—	$2,995	$—
Funding agreements [2]	—	—	—	—
Other	—	—	—	—

Total	$2,995	$—	$2,995	$—

1 The maximum amount of borrowing during 2022 was $2,995

2 The maximum amount of borrowing during 2022 was $0

As of December 31, 2022, the weighted average interest rate on FHLB advances was 4.550% with a weighted average term of 2.5 years. As of December 31, 2021, the weighted average interest rate on FHLB advances was 0.409% with a weighted average term of 2.3 years.

At December 31, 2022 and 2021, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $55,298 and $53,440 as of December 31, 2022 and 2021, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, related reserves of $10 and $0 were recorded at December 31, 2022 and 2021, respectively.

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company had been named in two class actions, as well as several individual lawsuits, relating to increases in monthly deduction rates (MDR) on universal life products. The Company settled the two class actions, one in January 2019 and one in April 2020. In connection with the class actions, the Company continues to defend against lawsuits by opt out class members. In October 2022, the Company was named in a putative class action relating to rolling MDR increases initiated in 2022 and continuing on a rolling basis. The Company held provisions totaling $53 and $69 for these lawsuits as of December 31, 2022, and December 31, 2021, respectively.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8 and $8 and an offsetting premium tax benefit $6 and $6 at December 31, 2022 and 2021, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $3 for the years ended December 31, 2022, 2021 and 2020.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2022 and 2021:

December 31, 2022

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$256
Fair Value	$167	$245	$250	$252

Ending Balance
BACV	XXX	XXX	XXX	$256
Fair Value	$167	$245	$250	$251

December 31, 2021

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$204
Fair Value	$230	$204	$231	$227

Ending Balance
BACV	XXX	XXX	XXX	$187
Fair Value	$220	$204	$227	$208

	2022			2021

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$217	$39	$256	$140	$47	$187
Bonds - FV	211	40	251	159	49	208

These securities have maturity dates that range from 2022 to 2097.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2022 and 2021:

December 31, 2022

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$141	$177	$199	$106
Ending Balance (1)
Cash	$141	$177	$199	$106

(1) The remaining collateral held was greater than 90 days from contractual maturity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$136	$169	$190	$103
Ending Balance (1)
Cash	$136	$169	$79	$103

(1) The remaining collateral held was greater than 90 days from contractual maturity.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2022 and 2021, the Company had dollar repurchase agreements outstanding in the amount of $95 and $873, respectively, which is included in borrowed money on the Balance Sheets. Those amounts include accrued interest of $1 and $2, at December 31, 2022 and 2021, respectively. At December 31, 2022, securities with a book value of $96 and a fair value of $88 were subject to dollar repurchase agreements. These securities have maturity dates that range from October 14, 2025 to November 1, 2052. At December 31, 2021, securities with a book value of $878 and a fair value of $872 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2022	2021

Open	$93	$872
Securities received	—	—

Total collateral received	$93	$872

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2022 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)

Bonds:
NAIC	—	$—	$—	$—
Common stocks	—	$—	$—	$—

16. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2020 Annual Statement, to those reported in the accompanying statutory-basis financial statements. There are no reconciling items for 2022 or 2021.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31 2020
Statements of Operations
Statutory net income as reported in the Company’s Annual Statement	$1,291
Increase in commissions and expense allowances on reinsurance ceded	(69)
Increase in reserve adjustment on reinsurance ceded	193
Decrease in fee revenue and other income	3
Increase in commissions	69
Increase in general insurance expenses and other	(196)

Total net income as reported in the accompanying audited statutory basis statement of operations	$1,291

The reconciling differences to the Annual Statement for 2020 is driven by elimination of affiliated activity for the merged entities in 2020.

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type 1 subsequent events for the year ended December 31, 2022 through April 19, 2023.

Events that are indicative of conditions that arose after the Balance Sheets dates are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2022. On January 6, 2023, the Company repaid advances of $252 and $323 to FHLB of Des Moines. On January 11, 2023, the Company repaid a net of $133 for multiple advances to the FHLB of Des Moines. The pay down of these FHLB advances reduces the amount borrowed from FHLB to approximately $2,300 in aggregate.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2022
Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Massachusetts Fidelity Trust	42-0947998

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2022
Entity Name	FEIN

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2022

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)

Fixed maturities

Bonds:

United States government and government agencies and authorities	$5,483	$5,235	$6,193

States, municipalities and political subdivisions	2,541	2,079	2,541

Foreign governments	762	662	762

Hybrid securities	399	379	395

All other corporate bonds	41,329	37,070	41,240

Preferred stocks	63	61	61

Total fixed maturities	50,577	45,486	51,192

Equity securities

Common stocks:

Industrial, miscellaneous and all other	144	150	150

Total equity securities	144	150	150

Mortgage loans on real estate	9,270		9,270
Real estate	44		44

Policy loans	2,028		2,028

Other long-term investments	1,437		1,437

Receivable for securities	7		7

Receivable for derivative cash collateral posted to counterparty	—		—

Securities lending	2,115		2,115

Cash, cash equivalents and short-term investments	2,420		2,420

Total investments	$68,042		$68,663

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $50 are held at fair value rather than amortized cost. Preferred stock of $120 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2022
Individual life	$30,960	$—	$580	$8,576	$1,626	$9,716	$1,201
Individual health	5,993	112	327	710	406	822	226
Group life and health	2,469	21	128	806	170	509	360
Annuity	18,401	—	63	9,721	1,095	21,481	(10,034)

	$57,823	$133	$1,098	$19,813	$3,297	$32,528	$(8,247)

Year ended December 31, 2021
Individual life	$25,206	$—	$664	$1,673	$1,600	$4,243	$1,086
Individual health	5,871	115	342	737	441	703	220
Group life and health	2,480	22	134	801	166	530	320
Annuity	18,289	—	37	11,271	984	19,574	(7,757)

	$51,846	$137	$1,177	$14,482	$3,191	$25,050	$(6,131)

Year ended December 31, 2020
Individual life	$24,275	$—	$685	$2,264	$1,460	$5,342	$1,388
Individual health	5,760	112	401	750	423	908	405
Group life and health	2,468	23	138	841	159	496	347
Annuity	18,328	—	33	12,868	1,319	19,336	(3,775)

	$50,831	$135	$1,257	$16,723	$3,361	$26,082	$(1,635)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2022
Life insurance in force	$776,124	$616,800	$319,443	$478,767	67%

Premiums:
Individual life	$4,547	$2,316	$6,345	$8,576	74%
Individual health	758	60	12	710	2%
Group life and health	927	135	14	806	2%
Annuity	9,725	16	12	9,721	0%

	$15,957	$2,527	$6,383	$19,813	32%

Year ended December 31, 2021
Life insurance in force	$760,949	$700,434	$367,342	$427,857	86%

Premiums:
Individual life	$4,460	$4,016	$1,229	$1,673	73%
Individual health	787	62	12	737	2%
Group life and health	920	136	17	801	2%
Annuity	11,424	166	13	11,271	0%

	$17,591	$4,380	$1,271	$14,482	9%

Year ended December 31, 2020
Life insurance in force	$739,067	$736,338	$397,134	$399,863	99%

Premiums:
Individual life	$4,173	$3,106	$1,197	$2,264	53%
Individual health	797	61	14	750	2%
Group life and health	948	133	26	841	3%
Annuity	13,273	418	13	12,868	0%

	$19,191	$3,718	$1,250	$16,723	7%

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Years Ended December 31, 2022 and 2021

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Financial Statements

Years Ended December 31, 2022 and 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and the Contract Owners of Transamerica Corporate Separate Account Sixteen

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Transamerica Corporate Separate Account Sixteen indicated in the table below as of December 31, 2022, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Transamerica Corporate Separate Account Sixteen as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

American Funds - Global Small Cap Class 2 Shares	PIMCO All Asset Administrative Class
American Funds - Growth Class 2 Shares	PIMCO All Asset Institutional Class
American Funds - International Class 2 Shares	PIMCO High Yield Institutional Class
American Funds - New World Class 2 Shares	PIMCO International Bond Institutional Class
DFA VA Global Bond	PIMCO Real Return Institutional Class
DFA VA International Small	PIMCO Short-Term Institutional Class
DFA VA International Value	PIMCO Total Return Institutional Class
DFA VA Short-Term Fixed	Royce Capital Micro Cap Investment Class
DFA VA U.S. Large Value	Royce Capital Small Cap Investment Class
DFA VA U.S. Targeted Value	T. Rowe Price All-Cap Opportunities
DFA VIT Inflation-Protected Securities Institutional Class Shares	T. Rowe Price Blue Chip Growth
DWS Small Cap Index Class A Shares	T. Rowe Price Equity Income Service Class
Fidelity® VIP Balanced Initial Class	T. Rowe Price International Stock
Fidelity® VIP Contrafund® Initial Class	T. Rowe Price Mid-Cap Growth
Fidelity® VIP Government Money Market Initial Class	Third Avenue FFI Strategies
Fidelity® VIP Growth Initial Class	VanEck VIP Global Resources
Fidelity® VIP High Income Initial Class	Vanguard® Balanced
Fidelity® VIP Mid Cap Initial Class	Vanguard® Capital Growth
First Eagle Overseas Variable	Vanguard® Conservative Allocation
Invesco V.I. American Value Series I Shares	Vanguard® Diversified Value
Invesco V.I. Diversified Dividend Series I Shares	Vanguard® Equity Income
Invesco V.I. Health Care Series I Shares	Vanguard® Equity Index
Invesco V.I. Main Street Mid Cap Series I Shares	Vanguard® Global Bond Index
Invesco V.I. Small Cap Equity Series I Shares	Vanguard® Growth
Invesco V.I. Technology Series I Shares	Vanguard® High Yield Bond
Janus Henderson - Balanced Institutional Shares	Vanguard® International

1

Janus Henderson - Enterprise Institutional Shares	Vanguard® Mid-Cap Index
Janus Henderson - Flexible Bond Institutional Shares	Vanguard® Moderate Allocation
Janus Henderson - Forty Institutional Shares	Vanguard® Money Market
Janus Henderson - Global Research Institutional Shares	Vanguard® Real Estate Index
Janus Henderson - Mid Cap Value Institutional Shares	Vanguard® Short-Term Investment Grade
Janus Henderson - Overseas Institutional Shares	Vanguard® Small Company Growth
Janus Henderson - Research Institutional Shares	Vanguard® Total Bond Market Index
MFS® International Growth Initial Class	Vanguard® Total International Stock Market Index
MFS® International Intrinsic Value Initial Class	Vanguard® Total Stock Market Index
MFS® Total Return Bond Initial Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Transamerica Corporate Separate Account Sixteen based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Transamerica Corporate Separate Account Sixteen in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents or the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 20, 2023

We have served as the auditor of one or more of the subaccounts of Transamerica Corporate Separate Account Sixteen since 2014.

2

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Assets and Liabilities

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
American Funds - Global Small Cap Class 2 Shares	9,263.689	$204,306	$141,734	$(6)	$141,728	44,335	$3.196736	$3.196736
American Funds - Growth Class 2 Shares	11,527.484	998,147	869,172	(16)	869,156	155,662	5.583599	5.583599
American Funds - International Class 2 Shares	107,709.066	1,807,981	1,640,409	(30)	1,640,379	698,117	2.349718	2.349718
American Funds - New World Class 2 Shares	8,548.075	219,988	188,229	(4)	188,225	56,332	3.341327	3.341327
DFA VA Global Bond	5,717.791	59,557	55,005	1	55,006	40,519	1.357547	1.357547
DFA VA International Small	-	-	-	-	-	-	1.876953	1.876953
DFA VA International Value	0.830	9	10	(10)	-	-	1.290913	1.290913
DFA VA Short-Term Fixed	-	-	-	-	-	-	1.138009	1.138009
DFA VA U.S. Large Value	-	-	-	-	-	-	3.064193	3.064193
DFA VA U.S. Targeted Value	32,865.205	598,050	675,051	(1)	675,050	192,232	3.511635	3.511635
DFA VIT Inflation-Protected Securities Institutional Class Shares	617,141.196	6,771,122	5,591,299	21	5,591,320	4,933,180	1.133411	1.133411
DWS Small Cap Index Class A Shares	94,172.509	1,381,489	1,141,371	3	1,141,374	285,894	3.992292	3.992292
Fidelity® VIP Balanced Initial Class	-	-	-	-	-	-	3.913710	3.913710
Fidelity® VIP Contrafund® Initial Class	32,338.621	1,182,416	1,224,987	28	1,225,015	217,045	5.644068	5.644068
Fidelity® VIP Government Money Market Initial Class	18,825,955.370	18,825,955	18,825,955	(1,359)	18,824,596	17,691,225	1.064064	1.064064
Fidelity® VIP Growth Initial Class	7,219.306	514,809	516,253	-	516,253	86,812	5.946794	5.946794
Fidelity® VIP High Income Initial Class	0.230	1	1	(1)	-	-	2.536512	2.536512
Fidelity® VIP Mid Cap Initial Class	10,432.823	347,068	341,362	(1)	341,361	78,782	4.332986	4.332986
First Eagle Overseas Variable	1.225	12	27	(27)	-	-	2.890325	2.890325
Invesco V.I. American Value Series I Shares	-	-	-	-	-	-	4.832727	4.832727
Invesco V.I. Diversified Dividend Series I Shares	-	-	-	-	-	-	2.790105	2.790105
Invesco V.I. Health Care Series I Shares	-	-	-	-	-	-	4.537415	4.537415
Invesco V.I. Main Street Mid Cap Series I Shares	-	-	-	-	-	-	2.424464	2.424464
Invesco V.I. Small Cap Equity Series I Shares	-	-	-	-	-	-	2.688484	2.688484
Invesco V.I. Technology Series I Shares	-	-	-	-	-	-	4.012189	4.012189
Janus Henderson - Balanced Institutional Shares	2,565.054	115,765	102,730	1	102,731	28,213	3.641320	3.641320
Janus Henderson - Enterprise Institutional Shares	2,226.037	194,923	154,888	(7)	154,881	19,037	8.135906	8.135906
Janus Henderson - Flexible Bond Institutional Shares	175,081.000	2,074,122	1,740,305	(10)	1,740,295	854,949	2.035555	2.035555
Janus Henderson - Forty Institutional Shares	0.010	-	-	-	-	-	7.213757	7.213757
Janus Henderson - Global Research Institutional Shares	-	-	-	-	-	-	3.260991	3.260991
Janus Henderson - Mid Cap Value Institutional Shares	6,203.199	110,249	101,484	1	101,485	38,447	2.639633	2.639633
Janus Henderson - Overseas Institutional Shares	-	-	-	-	-	-	3.747919	3.747919
Janus Henderson - Research Institutional Shares	-	-	-	-	-	-	4.498098	4.498098
MFS® International Growth Initial Class	-	-	-	-	-	-	1.733696	1.733696
MFS® International Intrinsic Value Initial Class	29,178.224	903,144	794,815	(2)	794,813	426,735	1.862544	1.862544
MFS® Total Return Bond Initial Class	444,118.256	6,023,882	5,000,772	(15)	5,000,757	4,631,819	1.079653	1.079653
PIMCO All Asset Administrative Class	-	-	-	-	-	-	2.540887	2.540887
PIMCO All Asset Institutional Class	-	-	-	-	-	-	1.998299	1.998299
PIMCO High Yield Institutional Class	6.626	50	45	(45)	-	-	2.756475	2.756475
PIMCO International Bond Institutional Class	2,512.841	27,528	23,897	-	23,897	19,374	1.233433	1.233433
PIMCO Real Return Institutional Class	48,492.933	627,243	557,669	2	557,671	276,934	2.013735	2.013735
PIMCO Short-Term Institutional Class	30,654.123	314,855	309,607	4	309,611	204,875	1.511221	1.511221
PIMCO Total Return Institutional Class	135,364.663	1,432,352	1,215,575	9	1,215,584	603,225	2.015144	2.015144

See accompanying notes.	3

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Assets and Liabilities

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Royce Capital Micro Cap Investment Class	24,671.856	$242,241	$190,467	$(9)	$190,458	59,524	$3.199706	$3.199706
Royce Capital Small Cap Investment Class	0.487	4	4	(4)	-	-	3.768607	3.768607
T. Rowe Price All-Cap Opportunities	-	-	-	-	-	-	7.586216	7.586216
T. Rowe Price Blue Chip Growth	42,209.713	1,867,579	1,305,969	7	1,305,976	255,863	5.104208	5.104208
T. Rowe Price Equity Income Service Class	20,589.667	563,161	556,127	(33)	556,094	133,742	4.157976	4.157976
T. Rowe Price International Stock	3,597.446	54,160	46,911	8	46,919	17,477	2.684651	2.684651
T. Rowe Price Mid-Cap Growth	76,122.867	2,151,469	1,967,776	8	1,967,784	286,416	6.870369	6.870369
Third Avenue FFI Strategies	7,441.769	126,096	157,468	6	157,474	70,526	2.232858	2.232858
VanEck VIP Global Resources	1,004.836	25,369	28,527	-	28,527	26,935	1.059100	1.059100
Vanguard® Balanced	204,175.548	4,863,236	4,434,693	(42)	4,434,651	1,054,796	4.204274	4.204274
Vanguard® Capital Growth	5,017.671	201,898	194,736	18	194,754	26,990	7.215716	7.215716
Vanguard® Conservative Allocation	93,407.880	2,460,640	2,125,029	2	2,125,031	1,429,381	1.486679	1.486679
Vanguard® Diversified Value	62,983.962	802,287	882,405	24	882,429	187,612	4.703471	4.703471
Vanguard® Equity Income	108,165.312	2,395,521	2,607,866	(13)	2,607,853	482,937	5.399990	5.399990
Vanguard® Equity Index	169,492.778	8,159,472	8,600,064	62	8,600,126	1,673,788	5.138120	5.138120
Vanguard® Global Bond Index	-	-	-	-	-	-	1.009791	1.009791
Vanguard® Growth	4,285.093	126,027	77,689	(1)	77,688	15,494	5.013983	5.013983
Vanguard® High Yield Bond	-	-	-	-	-	-	2.626527	2.626527
Vanguard® International	83,996.096	2,348,166	1,891,592	30	1,891,622	448,409	4.218514	4.218514
Vanguard® Mid-Cap Index	148,132.317	3,441,490	3,167,069	5	3,167,074	560,616	5.649279	5.649279
Vanguard® Moderate Allocation	11,665.103	333,257	310,875	6	310,881	182,505	1.703411	1.703411
Vanguard® Money Market	0.020	-	-	-	-	-	1.303205	1.303205
Vanguard® Real Estate Index	68,317.525	762,181	787,701	12	787,713	192,183	4.098758	4.098758
Vanguard® Short-Term Investment Grade	4,616.851	49,913	45,799	-	45,799	27,715	1.652489	1.652489
Vanguard® Small Company Growth	120,505.600	2,222,276	1,781,073	(43)	1,781,030	359,737	4.950915	4.950915
Vanguard® Total Bond Market Index	276,401.537	3,339,522	2,852,464	5	2,852,469	1,637,773	1.741675	1.741675
Vanguard® Total International Stock Market Index	166,922.468	3,131,621	3,179,873	(15)	3,179,858	3,034,670	1.047843	1.047843
Vanguard® Total Stock Market Index	20,867.161	1,037,835	882,681	(7)	882,674	171,585	5.144252	5.144252

See accompanying notes.	4

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	American Funds - Global Small Cap Class 2 Shares	American Funds - Growth Class 2 Shares	American Funds - International Class 2 Shares	American Funds - New World Class 2 Shares
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$198,786	$1,120,928	$1,258,070	$193,741

Investment Income:
Reinvested Dividends	-	2,681	29,848	2,182
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	2,681	29,848	2,182

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,780	155,457	-	8,321
Realized Gain (Loss) on Investments	1,391	32,231	33,188	1,361

Net Realized Capital Gains (Losses) on Investments	6,171	187,688	33,188	9,682
Net Change in Unrealized Appreciation (Depreciation)	7,301	51,254	(77,295)	(1,727)

Net Gain (Loss) on Investment	13,472	238,942	(44,107)	7,955

Net Increase (Decrease) in Net Assets Resulting from Operations	13,472	241,623	(14,259)	10,137

Increase (Decrease) in Net Assets from Contract Transactions	(5,214)	(48,366)	(69,425)	47,704

Total Increase (Decrease) in Net Assets	8,258	193,257	(83,684)	57,841

Net Assets as of December 31, 2021:	$207,044	$1,314,185	$1,174,386	$251,582

Investment Income:
Reinvested Dividends	-	3,358	22,541	2,651
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	3,358	22,541	2,651

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	52,697	147,236	128,848	18,438
Realized Gain (Loss) on Investments	(1,074)	33,848	(106,342)	(325)

Net Realized Capital Gains (Losses) on Investments	51,623	181,084	22,506	18,113
Net Change in Unrealized Appreciation (Depreciation)	(112,424)	(569,548)	(279,531)	(76,028)

Net Gain (Loss) on Investment	(60,801)	(388,464)	(257,025)	(57,915)

Net Increase (Decrease) in Net Assets Resulting from Operations	(60,801)	(385,106)	(234,484)	(55,264)

Increase (Decrease) in Net Assets from Contract Transactions	(4,515)	(59,923)	700,477	(8,093)

Total Increase (Decrease) in Net Assets	(65,316)	(445,029)	465,993	(63,357)

Net Assets as of December 31, 2022:	$141,728	$869,156	$1,640,379	$188,225

See Accompanying Notes.

(1) See Footnote 1

5

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	DFA VA Global Bond	DFA VA International Small	DFA VA International Value	DFA VA Short-Term Fixed
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$326,060	$-	$-	$-

Investment Income:
Reinvested Dividends	464	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	464	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6	-	-	-
Realized Gain (Loss) on Investments	(3,647)	-	-	-

Net Realized Capital Gains (Losses) on Investments	(3,641)	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	3,255	-	1	-

Net Gain (Loss) on Investment	(386)	-	1	-

Net Increase (Decrease) in Net Assets Resulting from Operations	78	-	1	-

Increase (Decrease) in Net Assets from Contract Transactions	(263,955)	-	(1)	-

Total Increase (Decrease) in Net Assets	(263,877)	-	-	-

Net Assets as of December 31, 2021:	$62,183	$-	$-	$-

Investment Income:
Reinvested Dividends	895	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	895	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(696)	-	-	-

Net Realized Capital Gains (Losses) on Investments	(696)	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	(4,126)	-	(1)	-

Net Gain (Loss) on Investment	(4,822)	-	(1)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,927)	-	(1)	-

Increase (Decrease) in Net Assets from Contract Transactions	(3,250)	-	1	-

Total Increase (Decrease) in Net Assets	(7,177)	-	-	-

Net Assets as of December 31, 2022:	$55,006	$-	$-	$-

See Accompanying Notes.

(1) See Footnote 1

6

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	DFA VA U.S. Large Value	DFA VA U.S. Targeted Value	DFA VIT Inflation-Protected Securities Institutional Class Shares	DWS Small Cap Index Class A Shares
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$-	$691,133	$5,009,882	$1,437,541

Investment Income:
Reinvested Dividends	-	10,064	276,928	13,289
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	10,064	276,928	13,289

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	50,544	49,738	92,390
Realized Gain (Loss) on Investments	-	48,180	58,637	37,320

Net Realized Capital Gains (Losses) on Investments	-	98,724	108,375	129,710
Net Change in Unrealized Appreciation (Depreciation)	-	144,729	(29,539)	79,809

Net Gain (Loss) on Investment	-	243,453	78,836	209,519

Net Increase (Decrease) in Net Assets Resulting from Operations	-	253,517	355,764	222,808

Increase (Decrease) in Net Assets from Contract Transactions	-	(190,684)	777,689	(218,467)

Total Increase (Decrease) in Net Assets	-	62,833	1,133,453	4,341

Net Assets as of December 31, 2021:	$-	$753,966	$6,143,335	$1,441,882

Investment Income:
Reinvested Dividends	-	8,793	474,732	10,873
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	8,793	474,732	10,873

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	52,086	-	204,533
Realized Gain (Loss) on Investments	-	42,172	2,918	(32,229)

Net Realized Capital Gains (Losses) on Investments	-	94,258	2,918	172,304
Net Change in Unrealized Appreciation (Depreciation)	-	(124,271)	(1,237,854)	(477,405)

Net Gain (Loss) on Investment	-	(30,013)	(1,234,936)	(305,101)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	(21,220)	(760,204)	(294,228)

Increase (Decrease) in Net Assets from Contract Transactions	-	(57,696)	208,189	(6,280)

Total Increase (Decrease) in Net Assets	-	(78,916)	(552,015)	(300,508)

Net Assets as of December 31, 2022:	$-	$675,050	$5,591,320	$1,141,374

See Accompanying Notes.

(1) See Footnote 1

7

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Fidelity® VIP Balanced Initial Class	Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Government Money Market Initial Class	Fidelity® VIP Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$-	$1,426,882	$17,048,593	$-

Investment Income:
Reinvested Dividends	-	961	1,719	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	961	1,719	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	199,165	-	-
Realized Gain (Loss) on Investments	-	31,632	-	-

Net Realized Capital Gains (Losses) on Investments	-	230,797	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	154,198	-	-

Net Gain (Loss) on Investment	-	384,995	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	385,956	1,719	-

Increase (Decrease) in Net Assets from Contract Transactions	-	(54,246)	(1,467,501)	-

Total Increase (Decrease) in Net Assets	-	331,710	(1,465,782)	-

Net Assets as of December 31, 2021:	$-	$1,758,592	$15,582,811	$-

Investment Income:
Reinvested Dividends	-	6,888	250,173	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	6,888	250,173	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	65,535	-	-
Realized Gain (Loss) on Investments	-	40,204	-	-

Net Realized Capital Gains (Losses) on Investments	-	105,739	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	(578,228)	-	1,444

Net Gain (Loss) on Investment	-	(472,489)	-	1,444

Net Increase (Decrease) in Net Assets Resulting from Operations	-	(465,601)	250,173	1,444

Increase (Decrease) in Net Assets from Contract Transactions	-	(67,976)	2,991,612	514,809

Total Increase (Decrease) in Net Assets	-	(533,577)	3,241,785	516,253

Net Assets as of December 31, 2022:	$-	$1,225,015	$18,824,596	$516,253

See Accompanying Notes.

(1) See Footnote 1

8

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Fidelity® VIP High Income Initial Class	Fidelity® VIP Mid Cap Initial Class	First Eagle Overseas Variable	Invesco V.I. American Value Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$74,220	$355,935	$-	$-

Investment Income:
Reinvested Dividends	614	2,348	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	614	2,348	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	61,100	-	-
Realized Gain (Loss) on Investments	4,572	12,656	-	-

Net Realized Capital Gains (Losses) on Investments	4,572	73,756	-	-
Net Change in Unrealized Appreciation (Depreciation)	(4,432)	11,937	20	-

Net Gain (Loss) on Investment	140	85,693	20	-

Net Increase (Decrease) in Net Assets Resulting from Operations	754	88,041	20	-

Increase (Decrease) in Net Assets from Contract Transactions	(74,974)	(36,056)	(20)	-

Total Increase (Decrease) in Net Assets	(74,220)	51,985	-	-

Net Assets as of December 31, 2021:	$-	$407,920	$-	$-

Investment Income:
Reinvested Dividends	-	1,772	1	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	1,772	1	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	23,032	2	-
Realized Gain (Loss) on Investments	-	1,542	-	-

Net Realized Capital Gains (Losses) on Investments	-	24,574	2	-
Net Change in Unrealized Appreciation (Depreciation)	-	(86,310)	(5)	-

Net Gain (Loss) on Investment	-	(61,736)	(3)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	(59,964)	(2)	-

Increase (Decrease) in Net Assets from Contract Transactions	-	(6,595)	2	-

Total Increase (Decrease) in Net Assets	-	(66,559)	-	-

Net Assets as of December 31, 2022:	$-	$341,361	$-	$-

See Accompanying Notes.

(1) See Footnote 1

9

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Invesco V.I. Diversified Dividend Series I Shares	Invesco V.I. Health Care Series I Shares	Invesco V.I. Main Street Mid Cap Series I Shares	Invesco V.I. Small Cap Equity Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	-

Net Realized Capital Gains (Losses) on Investments	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-

Net Gain (Loss) on Investment	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-

Total Increase (Decrease) in Net Assets	-	-	-	-

Net Assets as of December 31, 2021:	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	-

Net Realized Capital Gains (Losses) on Investments	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-

Net Gain (Loss) on Investment	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-

Total Increase (Decrease) in Net Assets	-	-	-	-

Net Assets as of December 31, 2022:	$-	$-	$-	$-

See Accompanying Notes.

(1) See Footnote 1

10

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Invesco V.I. Technology Series I Shares	Janus Henderson - Balanced Institutional Shares	Janus Henderson - Enterprise Institutional Shares	Janus Henderson - Flexible Bond Institutional Shares
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$-	$-	$293,431	$1,694,542

Investment Income:
Reinvested Dividends	-	1,325	546	37,253
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	1,325	546	37,253

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,163	14,408	45,730
Realized Gain (Loss) on Investments	-	699	67,236	6,976

Net Realized Capital Gains (Losses) on Investments	-	1,862	81,644	52,706
Net Change in Unrealized Appreciation (Depreciation)	-	14,350	(43,151)	(104,781)

Net Gain (Loss) on Investment	-	16,212	38,493	(52,075)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	17,537	39,039	(14,822)

Increase (Decrease) in Net Assets from Contract Transactions	-	134,906	(138,366)	263,440

Total Increase (Decrease) in Net Assets	-	152,443	(99,327)	248,618

Net Assets as of December 31, 2021:	$-	$152,443	$194,104	$1,943,160

Investment Income:
Reinvested Dividends	-	1,360	331	44,307
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	1,360	331	44,307

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	3,428	26,800	32,703
Realized Gain (Loss) on Investments	-	(776)	(368)	605

Net Realized Capital Gains (Losses) on Investments	-	2,652	26,432	33,308
Net Change in Unrealized Appreciation (Depreciation)	-	(27,385)	(57,396)	(328,805)

Net Gain (Loss) on Investment	-	(24,733)	(30,964)	(295,497)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	(23,373)	(30,633)	(251,190)

Increase (Decrease) in Net Assets from Contract Transactions	-	(26,339)	(8,590)	48,325

Total Increase (Decrease) in Net Assets	-	(49,712)	(39,223)	(202,865)

Net Assets as of December 31, 2022:	$-	$102,731	$154,881	$1,740,295

See Accompanying Notes.

(1) See Footnote 1

11

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Janus Henderson - Forty Institutional Shares	Janus Henderson - Global Research Institutional Shares	Janus Henderson - Mid Cap Value Institutional Shares	Janus Henderson - Overseas Institutional Shares
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$-	$-	$134,025	$-

Investment Income:
Reinvested Dividends	-	-	447	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	447	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	-	21,516	-

Net Realized Capital Gains (Losses) on Investments	-	-	21,516	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	5,706	-

Net Gain (Loss) on Investment	-	-	27,222	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	27,669	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	(48,473)	-

Total Increase (Decrease) in Net Assets	-	-	(20,804)	-

Net Assets as of December 31, 2021:	$-	$-	$113,221	$-

Investment Income:
Reinvested Dividends	-	-	1,353	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	1,353	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	7,873	-
Realized Gain (Loss) on Investments	-	-	353	-

Net Realized Capital Gains (Losses) on Investments	-	-	8,226	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	(15,749)	-

Net Gain (Loss) on Investment	-	-	(7,523)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	(6,170)	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	(5,566)	-

Total Increase (Decrease) in Net Assets	-	-	(11,736)	-

Net Assets as of December 31, 2022:	$-	$-	$101,485	$-

See Accompanying Notes.

(1) See Footnote 1

12

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Janus Henderson - Research Institutional Shares	MFS® International Growth Initial Class	MFS® International Intrinsic Value Initial Class	MFS® Total Return Bond Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$-	$-	$944,241	$5,877,800

Investment Income:
Reinvested Dividends	-	-	3,334	163,101
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	3,334	163,101

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	26,127	442
Realized Gain (Loss) on Investments	-	-	55,430	7,319

Net Realized Capital Gains (Losses) on Investments	-	-	81,557	7,761
Net Change in Unrealized Appreciation (Depreciation)	-	-	8,761	(225,911)

Net Gain (Loss) on Investment	-	-	90,318	(218,150)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	93,652	(55,049)

Increase (Decrease) in Net Assets from Contract Transactions	-	-	17,689	319,242

Total Increase (Decrease) in Net Assets	-	-	111,341	264,193

Net Assets as of December 31, 2021:	$-	$-	$1,055,582	$6,141,993

Investment Income:
Reinvested Dividends	-	-	6,381	145,506
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	6,381	145,506

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	35,482	61,321
Realized Gain (Loss) on Investments	-	-	33,317	(70,693)

Net Realized Capital Gains (Losses) on Investments	-	-	68,799	(9,372)
Net Change in Unrealized Appreciation (Depreciation)	-	-	(300,760)	(973,085)

Net Gain (Loss) on Investment	-	-	(231,961)	(982,457)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	(225,580)	(836,951)

Increase (Decrease) in Net Assets from Contract Transactions	-	-	(35,189)	(304,285)

Total Increase (Decrease) in Net Assets	-	-	(260,769)	(1,141,236)

Net Assets as of December 31, 2022:	$-	$-	$794,813	$5,000,757

See Accompanying Notes.

(1) See Footnote 1

13

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	PIMCO All Asset Administrative Class	PIMCO All Asset Institutional Class	PIMCO High Yield Institutional Class	PIMCO International Bond Institutional Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$-	$27,933	$-	$10,650

Investment Income:
Reinvested Dividends	-	906	2	429
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	906	2	429

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	257
Realized Gain (Loss) on Investments	-	3,399	-	(13)

Net Realized Capital Gains (Losses) on Investments	-	3,399	-	244
Net Change in Unrealized Appreciation (Depreciation)	-	(1,559)	2	(891)

Net Gain (Loss) on Investment	-	1,840	2	(647)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	2,746	4	(218)

Increase (Decrease) in Net Assets from Contract Transactions	-	(30,679)	(4)	18,051

Total Increase (Decrease) in Net Assets	-	(27,933)	-	17,833

Net Assets as of December 31, 2021:	$-	$-	$-	$28,483

Investment Income:
Reinvested Dividends	-	-	2	423
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	2	423

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	10
Realized Gain (Loss) on Investments	-	-	-	(215)

Net Realized Capital Gains (Losses) on Investments	-	-	-	(205)
Net Change in Unrealized Appreciation (Depreciation)	-	-	(7)	(3,020)

Net Gain (Loss) on Investment	-	-	(7)	(3,225)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	(5)	(2,802)

Increase (Decrease) in Net Assets from Contract Transactions	-	-	5	(1,784)

Total Increase (Decrease) in Net Assets	-	-	-	(4,586)

Net Assets as of December 31, 2022:	$-	$-	$-	$23,897

See Accompanying Notes.

(1) See Footnote 1

14

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	PIMCO Real Return Institutional Class	PIMCO Short-Term Institutional Class	PIMCO Total Return Institutional Class	Royce Capital Micro Cap Investment Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$729,186	$417,573	$1,331,845	$195,585

Investment Income:
Reinvested Dividends	40,009	5,473	23,998	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	40,009	5,473	23,998	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	49,943	10,837
Realized Gain (Loss) on Investments	7,384	17	4,513	862

Net Realized Capital Gains (Losses) on Investments	7,384	17	54,456	11,699
Net Change in Unrealized Appreciation (Depreciation)	(2,781)	(5,125)	(94,690)	46,647

Net Gain (Loss) on Investment	4,603	(5,108)	(40,234)	58,346

Net Increase (Decrease) in Net Assets Resulting from Operations	44,612	365	(16,236)	58,346

Increase (Decrease) in Net Assets from Contract Transactions	32,123	29,051	(145,633)	(3,769)

Total Increase (Decrease) in Net Assets	76,735	29,416	(161,869)	54,577

Net Assets as of December 31, 2021:	$805,921	$446,989	$1,169,976	$250,162

Investment Income:
Reinvested Dividends	43,481	5,919	30,281	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	43,481	5,919	30,281	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	562	-	61,878
Realized Gain (Loss) on Investments	15,899	(4,385)	(2,521)	277

Net Realized Capital Gains (Losses) on Investments	15,899	(3,823)	(2,521)	62,155
Net Change in Unrealized Appreciation (Depreciation)	(135,715)	(3,260)	(185,202)	(118,121)

Net Gain (Loss) on Investment	(119,816)	(7,083)	(187,723)	(55,966)

Net Increase (Decrease) in Net Assets Resulting from Operations	(76,335)	(1,164)	(157,442)	(55,966)

Increase (Decrease) in Net Assets from Contract Transactions	(171,915)	(136,214)	203,050	(3,738)

Total Increase (Decrease) in Net Assets	(248,250)	(137,378)	45,608	(59,704)

Net Assets as of December 31, 2022:	$557,671	$309,611	$1,215,584	$190,458

See Accompanying Notes.

(1) See Footnote 1

15

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Royce Capital Small Cap Investment Class	T. Rowe Price All-Cap Opportunities	T. Rowe Price Blue Chip Growth	T. Rowe Price Equity Income Service Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$-	$-	$2,714,720	$721,254

Investment Income:
Reinvested Dividends	-	-	-	9,731
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	-	9,731

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	345,944	33,721
Realized Gain (Loss) on Investments	-	-	124,815	21,572

Net Realized Capital Gains (Losses) on Investments	-	-	470,759	55,293
Net Change in Unrealized Appreciation (Depreciation)	1	-	17,349	89,501

Net Gain (Loss) on Investment	1	-	488,108	144,794

Net Increase (Decrease) in Net Assets Resulting from Operations	1	-	488,108	154,525

Increase (Decrease) in Net Assets from Contract Transactions	(1)	-	46,216	(390,437)

Total Increase (Decrease) in Net Assets	-	-	534,324	(235,912)

Net Assets as of December 31, 2021:	$-	$-	$3,249,044	$485,342

Investment Income:
Reinvested Dividends	-	-	-	7,466
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	-	7,466

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	69,199	28,742
Realized Gain (Loss) on Investments	-	-	1,504	10,374

Net Realized Capital Gains (Losses) on Investments	-	-	70,703	39,116
Net Change in Unrealized Appreciation (Depreciation)	(1)	-	(1,287,358)	(59,825)

Net Gain (Loss) on Investment	(1)	-	(1,216,655)	(20,709)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1)	-	(1,216,655)	(13,243)

Increase (Decrease) in Net Assets from Contract Transactions	1	-	(726,413)	83,995

Total Increase (Decrease) in Net Assets	-	-	(1,943,068)	70,752

Net Assets as of December 31, 2022:	$-	$-	$1,305,976	$556,094

See Accompanying Notes.

(1) See Footnote 1

16

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	T. Rowe Price International Stock	T. Rowe Price Mid-Cap Growth	Third Avenue FFI Strategies	VanEck VIP Global Resources
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$80,711	$2,268,315	$115,033	$7,281

Investment Income:
Reinvested Dividends	376	-	965	120
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	376	-	965	120

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,156	265,364	-	-
Realized Gain (Loss) on Investments	2,451	17,986	233	104

Net Realized Capital Gains (Losses) on Investments	6,607	283,350	233	104
Net Change in Unrealized Appreciation (Depreciation)	(5,797)	54,519	24,148	1,564

Net Gain (Loss) on Investment	810	337,869	24,381	1,668

Net Increase (Decrease) in Net Assets Resulting from Operations	1,186	337,869	25,346	1,788

Increase (Decrease) in Net Assets from Contract Transactions	(19,892)	50,243	(2,203)	19,157

Total Increase (Decrease) in Net Assets	(18,706)	388,112	23,143	20,945

Net Assets as of December 31, 2021:	$62,005	$2,656,427	$138,176	$28,226

Investment Income:
Reinvested Dividends	379	-	2,183	484
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	379	-	2,183	484

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,144	61,397	-	-
Realized Gain (Loss) on Investments	(1,661)	286	437	535

Net Realized Capital Gains (Losses) on Investments	(517)	61,683	437	535
Net Change in Unrealized Appreciation (Depreciation)	(9,581)	(664,885)	19,379	1,399

Net Gain (Loss) on Investment	(10,098)	(603,202)	19,816	1,934

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,719)	(603,202)	21,999	2,418

Increase (Decrease) in Net Assets from Contract Transactions	(5,367)	(85,441)	(2,701)	(2,117)

Total Increase (Decrease) in Net Assets	(15,086)	(688,643)	19,298	301

Net Assets as of December 31, 2022:	$46,919	$1,967,784	$157,474	$28,527

See Accompanying Notes.

(1) See Footnote 1

17

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Vanguard® Balanced	Vanguard® Capital Growth	Vanguard® Conservative Allocation	Vanguard® Diversified Value
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$6,356,165	$674,289	$62,856	$793,365

Investment Income:
Reinvested Dividends	123,683	7,130	970	9,974
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	123,683	7,130	970	9,974

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	343,236	49,831	2,165	13,716
Realized Gain (Loss) on Investments	49,080	101,409	9,891	1,070

Net Realized Capital Gains (Losses) on Investments	392,316	151,240	12,056	14,786
Net Change in Unrealized Appreciation (Depreciation)	743,745	(21,931)	44,079	215,069

Net Gain (Loss) on Investment	1,136,061	129,309	56,135	229,855

Net Increase (Decrease) in Net Assets Resulting from Operations	1,259,744	136,439	57,105	239,829

Increase (Decrease) in Net Assets from Contract Transactions	944,628	(207,661)	1,566,798	(15,949)

Total Increase (Decrease) in Net Assets	2,204,372	(71,222)	1,623,903	223,880

Net Assets as of December 31, 2021:	$8,560,537	$603,067	$1,686,759	$1,017,245

Investment Income:
Reinvested Dividends	143,787	4,130	39,246	10,481
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	143,787	4,130	39,246	10,481

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	720,253	44,625	68,930	82,919
Realized Gain (Loss) on Investments	(134,791)	106,931	(8,882)	121

Net Realized Capital Gains (Losses) on Investments	585,462	151,556	60,048	83,040
Net Change in Unrealized Appreciation (Depreciation)	(2,003,826)	(236,811)	(389,426)	(209,783)

Net Gain (Loss) on Investment	(1,418,364)	(85,255)	(329,378)	(126,743)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,274,577)	(81,125)	(290,132)	(116,262)

Increase (Decrease) in Net Assets from Contract Transactions	(2,851,309)	(327,188)	728,404	(18,554)

Total Increase (Decrease) in Net Assets	(4,125,886)	(408,313)	438,272	(134,816)

Net Assets as of December 31, 2022:	$4,434,651	$194,754	$2,125,031	$882,429

See Accompanying Notes.

(1) See Footnote 1

18

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Vanguard® Equity Income	Vanguard® Equity Index	Vanguard® Global Bond Index	Vanguard® Growth
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$2,975,817	$9,007,036	$-	$442,035

Investment Income:
Reinvested Dividends	61,385	123,797	-	114
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	61,385	123,797	-	114

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	56,682	369,865	-	30,048
Realized Gain (Loss) on Investments	52,609	578,660	-	99,320

Net Realized Capital Gains (Losses) on Investments	109,291	948,525	-	129,368
Net Change in Unrealized Appreciation (Depreciation)	510,918	1,328,061	-	(93,436)

Net Gain (Loss) on Investment	620,209	2,276,586	-	35,932

Net Increase (Decrease) in Net Assets Resulting from Operations	681,594	2,400,383	-	36,046

Increase (Decrease) in Net Assets from Contract Transactions	(389,250)	(121,357)	-	(358,696)

Total Increase (Decrease) in Net Assets	292,344	2,279,026	-	(322,650)

Net Assets as of December 31, 2021:	$3,268,161	$11,286,062	$-	$119,385

Investment Income:
Reinvested Dividends	68,779	122,740	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	68,779	122,740	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	292,407	410,412	-	31,033
Realized Gain (Loss) on Investments	90,172	721,321	-	(706)

Net Realized Capital Gains (Losses) on Investments	382,579	1,131,733	-	30,327
Net Change in Unrealized Appreciation (Depreciation)	(490,309)	(3,232,145)	-	(70,170)

Net Gain (Loss) on Investment	(107,730)	(2,100,412)	-	(39,843)

Net Increase (Decrease) in Net Assets Resulting from Operations	(38,951)	(1,977,672)	-	(39,843)

Increase (Decrease) in Net Assets from Contract Transactions	(621,357)	(708,264)	-	(1,854)

Total Increase (Decrease) in Net Assets	(660,308)	(2,685,936)	-	(41,697)

Net Assets as of December 31, 2022:	$2,607,853	$8,600,126	$-	$77,688

See Accompanying Notes.

(1) See Footnote 1

19

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Vanguard® High Yield Bond	Vanguard® International	Vanguard® Mid-Cap Index	Vanguard® Moderate Allocation
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$280,706	$3,821,620	$4,092,101	$335,231

Investment Income:
Reinvested Dividends	-	10,683	50,127	5,142
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	10,683	50,127	5,142

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	268,613	299,154	12,458
Realized Gain (Loss) on Investments	18,132	408,094	98,190	1,908

Net Realized Capital Gains (Losses) on Investments	18,132	676,707	397,344	14,366
Net Change in Unrealized Appreciation (Depreciation)	(15,384)	(673,813)	532,344	14,789

Net Gain (Loss) on Investment	2,748	2,894	929,688	29,155

Net Increase (Decrease) in Net Assets Resulting from Operations	2,748	13,577	979,815	34,297

Increase (Decrease) in Net Assets from Contract Transactions	(283,454)	(1,091,630)	338,621	6,335

Total Increase (Decrease) in Net Assets	(280,706)	(1,078,053)	1,318,436	40,632

Net Assets as of December 31, 2021:	$-	$2,743,567	$5,410,537	$375,863

Investment Income:
Reinvested Dividends	-	27,650	46,055	8,101
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	27,650	46,055	8,101

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	409,893	436,897	15,095
Realized Gain (Loss) on Investments	-	(27,127)	64,182	115

Net Realized Capital Gains (Losses) on Investments	-	382,766	501,079	15,210
Net Change in Unrealized Appreciation (Depreciation)	-	(1,241,067)	(1,486,482)	(83,758)

Net Gain (Loss) on Investment	-	(858,301)	(985,403)	(68,548)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	(830,651)	(939,348)	(60,447)

Increase (Decrease) in Net Assets from Contract Transactions	-	(21,294)	(1,304,115)	(4,535)

Total Increase (Decrease) in Net Assets	-	(851,945)	(2,243,463)	(64,982)

Net Assets as of December 31, 2022:	$-	$1,891,622	$3,167,074	$310,881

See Accompanying Notes.

(1) See Footnote 1

20

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Vanguard® Money Market	Vanguard® Real Estate Index	Vanguard® Short-Term Investment Grade	Vanguard® Small Company Growth
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$-	$897,561	$-	$2,162,290

Investment Income:
Reinvested Dividends	-	21,057	-	8,822
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	21,057	-	8,822

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	27,863	-	112,866
Realized Gain (Loss) on Investments	-	(6,914)	1	32,226

Net Realized Capital Gains (Losses) on Investments	-	20,949	1	145,092
Net Change in Unrealized Appreciation (Depreciation)	-	279,372	(242)	154,244

Net Gain (Loss) on Investment	-	300,321	(241)	299,336

Net Increase (Decrease) in Net Assets Resulting from Operations	-	321,378	(241)	308,158

Increase (Decrease) in Net Assets from Contract Transactions	-	(234,575)	52,342	(120,296)

Total Increase (Decrease) in Net Assets	-	86,803	52,101	187,862

Net Assets as of December 31, 2021:	$-	$984,364	$52,101	$2,350,152

Investment Income:
Reinvested Dividends	-	15,495	805	4,934
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	15,495	805	4,934

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	34,997	384	529,087
Realized Gain (Loss) on Investments	-	(4,456)	(270)	(21,056)

Net Realized Capital Gains (Losses) on Investments	-	30,541	114	508,031
Net Change in Unrealized Appreciation (Depreciation)	-	(302,628)	(3,872)	(1,108,602)

Net Gain (Loss) on Investment	-	(272,087)	(3,758)	(600,571)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	(256,592)	(2,953)	(595,637)

Increase (Decrease) in Net Assets from Contract Transactions	-	59,941	(3,349)	26,515

Total Increase (Decrease) in Net Assets	-	(196,651)	(6,302)	(569,122)

Net Assets as of December 31, 2022:	$-	$787,713	$45,799	$1,781,030

See Accompanying Notes.

(1) See Footnote 1

21

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Vanguard® Total Bond Market Index	Vanguard® Total International Stock Market Index	Vanguard® Total Stock Market Index
	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2020:	$3,568,578	$3,631,662	$797,082

Investment Income:
Reinvested Dividends	72,716	72,478	10,230
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-

Net Investment Income (Loss)	72,716	72,478	10,230

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	29,159	34,515	43,898
Realized Gain (Loss) on Investments	23,099	88,120	68,220

Net Realized Capital Gains (Losses) on Investments	52,258	122,635	112,118
Net Change in Unrealized Appreciation (Depreciation)	(185,529)	106,066	112,206

Net Gain (Loss) on Investment	(133,271)	228,701	224,324

Net Increase (Decrease) in Net Assets Resulting from Operations	(60,555)	301,179	234,554

Increase (Decrease) in Net Assets from Contract Transactions	264,244	(176,446)	341,019

Total Increase (Decrease) in Net Assets	203,689	124,733	575,573

Net Assets as of December 31, 2021:	$3,772,267	$3,756,395	$1,372,655

Investment Income:
Reinvested Dividends	64,613	108,167	15,207
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-

Net Investment Income (Loss)	64,613	108,167	15,207

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	22,927	113,231	81,457
Realized Gain (Loss) on Investments	(44,167)	31,821	78,070

Net Realized Capital Gains (Losses) on Investments	(21,240)	145,052	159,527
Net Change in Unrealized Appreciation (Depreciation)	(512,556)	(810,737)	(446,695)

Net Gain (Loss) on Investment	(533,796)	(665,685)	(287,168)

Net Increase (Decrease) in Net Assets Resulting from Operations	(469,183)	(557,518)	(271,961)

Increase (Decrease) in Net Assets from Contract Transactions	(450,615)	(19,019)	(218,020)

Total Increase (Decrease) in Net Assets	(919,798)	(576,537)	(489,981)

Net Assets as of December 31, 2022:	$2,852,469	$3,179,858	$882,674

See Accompanying Notes.

(1) See Footnote 1

22

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

1. Organization

Transamerica Corporate Separate Account Sixteen (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of Aegon N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Variable Adjustable Life - Advantage X.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Global Small Cap Class 2 Shares	American Funds - Global Small Cap Fund Class 2 Shares
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
American Funds - New World Class 2 Shares	American Funds - New World Fund Class 2 Shares

DFA Investment Dimensions Group, Inc.	DFA Investment Dimensions Group, Inc.
DFA VA Global Bond	DFA VA Global Bond Portfolio
DFA VA International Small	DFA VA International Small Portfolio
DFA VA International Value	DFA VA International Value Portfolio
DFA VA Short-Term Fixed	DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value	DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value	DFA VA U.S. Targeted Value Portfolio
DFA VIT Inflation-Protected Securities Institutional Class Shares	DFA VIT Inflation-Protected Securities Portfolio Institutional Class Shares

DWS Investments VIT Funds	DWS Investments VIT Funds
DWS Small Cap Index Class A Shares	DWS Small Cap Index VIP

Fidelity® Variable Insurance Products Funds	Fidelity® Variable Insurance Products Funds
Fidelity® VIP Balanced Initial Class	Fidelity® VIP Balanced Portfolio Initial Class
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class
Fidelity® VIP Government Money Market Initial Class	Fidelity® VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth Initial Class	Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP High Income Initial Class	Fidelity® VIP High Income Portfolio Initial Class
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class

First Eagle Variable Funds	First Eagle Variable Funds
First Eagle Overseas Variable	First Eagle Overseas Variable Fund

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Value Series I Shares	Invesco V.I. American Value Fund Series I Shares
Invesco V.I. Diversified Dividend Series I Shares	Invesco V.I. Diversified Dividend Fund Series I Shares
Invesco V.I. Health Care Series I Shares	Invesco V.I. Health Care Fund Series I Shares
Invesco V.I. Main Street Mid Cap Series I Shares	Invesco V.I. Main Street Mid Cap Fund Series I Shares
Invesco V.I. Small Cap Equity Series I Shares	Invesco V.I. Small Cap Equity Fund Series I Shares
Invesco V.I. Technology Series I Shares	Invesco V.I. Technology Fund Series I Shares

23

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

Janus Aspen Series	Janus Aspen Series
Janus Henderson - Balanced Institutional Shares	Janus Henderson - Balanced Portfolio Institutional Shares
Janus Henderson - Enterprise Institutional Shares	Janus Henderson - Enterprise Portfolio Institutional Shares
Janus Henderson - Flexible Bond Institutional Shares	Janus Henderson - Flexible Bond Portfolio Institutional Shares
Janus Henderson - Forty Institutional Shares	Janus Henderson - Forty Portfolio Institutional Shares
Janus Henderson - Global Research Institutional Shares	Janus Henderson - Global Research Portfolio Institutional Shares
Janus Henderson - Mid Cap Value Institutional Shares	Janus Henderson - Mid Cap Value Portfolio Institutional Shares
Janus Henderson - Overseas Institutional Shares	Janus Henderson - Overseas Portfolio Institutional Shares
Janus Henderson - Research Institutional Shares	Janus Henderson - Research Portfolio Institutional Shares

MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® International Growth Initial Class	MFS® International Growth Portfolio Initial Class
MFS® International Intrinsic Value Initial Class	MFS® International Intrinsic Value Portfolio Initial Class
MFS® Total Return Bond Initial Class	MFS® Total Return Bond Series Initial Class

PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust
PIMCO All Asset Administrative Class	PIMCO All Asset Portfolio Administrative Class
PIMCO All Asset Institutional Class	PIMCO All Asset Portfolio Institutional Class
PIMCO High Yield Institutional Class	PIMCO High Yield Portfolio Institutional Class
PIMCO International Bond Institutional Class	PIMCO International Bond Portfolio Institutional Class
PIMCO Real Return Institutional Class	PIMCO Real Return Portfolio Institutional Class
PIMCO Short-Term Institutional Class	PIMCO Short-Term Portfolio Institutional Class
PIMCO Total Return Institutional Class	PIMCO Total Return Portfolio Institutional Class

Royce Capital Fund	Royce Capital Fund
Royce Capital Micro Cap Investment Class	Royce Capital Micro Cap Portfolio Investment Class
Royce Capital Small Cap Investment Class	Royce Capital Small Cap Portfolio Investment Class

T. Rowe Price Equity Series, Inc.	T. Rowe Price Equity Series, Inc.
T. Rowe Price All-Cap Opportunities	T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Blue Chip Growth	T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Service Class	T. Rowe Price Equity Income Service Class Portfolio
T. Rowe Price International Stock	T. Rowe Price International Stock Portfolio
T. Rowe Price Mid-Cap Growth	T. Rowe Price Mid-Cap Growth Portfolio

Third Avenue Variable Series Trust	Third Avenue Variable Series Trust
Third Avenue FFI Strategies	Third Avenue FFI Strategies Portfolio

VanEck VIP Trust	VanEck VIP Trust
VanEck VIP Global Resources	VanEck VIP Global Resources Fund

Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Balanced	Vanguard® Balanced Portfolio
Vanguard® Capital Growth	Vanguard® Capital Growth Portfolio
Vanguard® Conservative Allocation	Vanguard® Conservative Allocation Portfolio
Vanguard® Diversified Value	Vanguard® Diversified Value Portfolio
Vanguard® Equity Income	Vanguard® Equity Income Portfolio

24

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® Global Bond Index	Vanguard® Global Bond Index Portfolio
Vanguard® Growth	Vanguard® Growth Portfolio
Vanguard® High Yield Bond	Vanguard® High Yield Bond Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® Moderate Allocation	Vanguard® Moderate Allocation Portfolio
Vanguard® Money Market	Vanguard® Money Market Portfolio
Vanguard® Real Estate Index	Vanguard® Real Estate Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Small Company Growth	Vanguard® Small Company Growth Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Vanguard® Total International Stock Market Index	Vanguard® Total International Stock Market Index Portfolio
Vanguard® Total Stock Market Index	Vanguard® Total Stock Market Index Portfolio

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date

Vanguard® Global Bond Index	April 27, 2018

Vanguard® Total International Stock Market Index	April 27, 2018

25

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2022.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2022.

26

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2022 were as follows:

Subaccount	Purchases	Sales
American Funds - Global Small Cap Class 2 Shares	$52,697	$4,517
American Funds - Growth Class 2 Shares	303,606	212,943
American Funds - International Class 2 Shares	1,267,318	415,462
American Funds - New World Class 2 Shares	21,089	8,094
DFA VA Global Bond	8,158	10,513
DFA VA International Small	-	-
DFA VA International Value	1	1
DFA VA Short-Term Fixed	-	-
DFA VA U.S. Large Value	-	-
DFA VA U.S. Targeted Value	161,525	158,342
DFA VIT Inflation-Protected Securities Institutional Class Shares	851,394	168,480
DWS Small Cap Index Class A Shares	439,861	230,735
Fidelity® VIP Balanced Initial Class	-	-
Fidelity® VIP Contrafund® Initial Class	135,104	130,644
Fidelity® VIP Government Money Market Initial Class	7,530,889	4,288,994
Fidelity® VIP Growth Initial Class	514,809	-
Fidelity® VIP High Income Initial Class	-	-
Fidelity® VIP Mid Cap Initial Class	24,805	6,596
First Eagle Overseas Variable	2	-
Invesco V.I. American Value Series I Shares	-	-
Invesco V.I. Diversified Dividend Series I Shares	-	-
Invesco V.I. Health Care Series I Shares	-	-
Invesco V.I. Main Street Mid Cap Series I Shares	-	-
Invesco V.I. Small Cap Equity Series I Shares	-	-
Invesco V.I. Technology Series I Shares	-	-
Janus Henderson - Balanced Institutional Shares	10,703	32,255
Janus Henderson - Enterprise Institutional Shares	27,132	8,591
Janus Henderson - Flexible Bond Institutional Shares	395,861	270,526
Janus Henderson - Forty Institutional Shares	-	-
Janus Henderson - Global Research Institutional Shares	-	-
Janus Henderson - Mid Cap Value Institutional Shares	9,226	5,566
Janus Henderson - Overseas Institutional Shares	-	-
Janus Henderson - Research Institutional Shares	-	-
MFS® International Growth Initial Class	-	-
MFS® International Intrinsic Value Initial Class	377,320	370,650
MFS® Total Return Bond Initial Class	566,121	663,544
PIMCO All Asset Administrative Class	-	-

27

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

3. Investments (continued)

Subaccount	Purchases	Sales
PIMCO All Asset Institutional Class	$-	$-
PIMCO High Yield Institutional Class	2	-
PIMCO International Bond Institutional Class	434	1,785
PIMCO Real Return Institutional Class	88,089	216,515
PIMCO Short-Term Institutional Class	107,905	237,637
PIMCO Total Return Institutional Class	253,365	20,029
Royce Capital Micro Cap Investment Class	61,878	3,741
Royce Capital Small Cap Investment Class	-	-
T. Rowe Price All-Cap Opportunities	-	-
T. Rowe Price Blue Chip Growth	404,289	1,061,500
T. Rowe Price Equity Income Service Class	341,465	221,262
T. Rowe Price International Stock	2,014	5,856
T. Rowe Price Mid-Cap Growth	311,042	335,085
Third Avenue FFI Strategies	2,184	2,702
VanEck VIP Global Resources	484	2,116
Vanguard® Balanced	1,330,275	3,317,550
Vanguard® Capital Growth	77,701	356,131
Vanguard® Conservative Allocation	896,806	60,230
Vanguard® Diversified Value	93,401	18,551
Vanguard® Equity Income	528,482	788,654
Vanguard® Equity Index	2,000,033	2,175,116
Vanguard® Global Bond Index	-	-
Vanguard® Growth	32,354	3,176
Vanguard® High Yield Bond	-	-
Vanguard® International	604,431	188,168
Vanguard® Mid-Cap Index	778,869	1,600,031
Vanguard® Moderate Allocation	30,354	11,692
Vanguard® Money Market	-	-
Vanguard® Real Estate Index	154,869	44,432
Vanguard® Short-Term Investment Grade	1,190	3,349
Vanguard® Small Company Growth	682,575	122,050
Vanguard® Total Bond Market Index	456,909	819,986
Vanguard® Total International Stock Market Index	715,214	512,828
Vanguard® Total Stock Market Index	328,214	449,570

28

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2022			Year Ended December 31, 2021
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
American Funds - Global Small Cap Class 2 Shares	-	(1,291)	(1,291)	-	(1,132)	(1,132)
American Funds - Growth Class 2 Shares	24,427	(33,670)	(9,243)	5,409	(12,087)	(6,678)
American Funds - International Class 2 Shares	485,987	(183,784)	302,203	87,332	(109,201)	(21,869)
American Funds - New World Class 2 Shares	-	(2,325)	(2,325)	12,619	(1,357)	11,262
DFA VA Global Bond	5,268	(7,653)	(2,385)	-	(179,727)	(179,727)
DFA VA International Small	-	-	-	-	-	-
DFA VA International Value	-	-	-	-	-	-
DFA VA Short-Term Fixed	-	-	-	-	-	-
DFA VA U.S. Large Value	-	-	-	-	-	-
DFA VA U.S. Targeted Value	30,840	(44,267)	(13,427)	21,593	(79,259)	(57,666)
DFA VIT Inflation-Protected Securities Institutional Class Shares	326,981	(139,173)	187,808	1,023,443	(363,865)	659,578
DWS Small Cap Index Class A Shares	52,277	(53,020)	(743)	14,776	(55,357)	(40,581)
Fidelity® VIP Balanced Initial Class	-	-	-	-	-	-
Fidelity® VIP Contrafund® Initial Class	9,600	(22,151)	(12,551)	5,171	(13,717)	(8,546)
Fidelity® VIP Government Money Market Initial Class	6,913,555	(4,077,406)	2,836,149	2,405,828	(3,803,977)	(1,398,149)
Fidelity® VIP Growth Initial Class	86,812	-	86,812	-	-	-
Fidelity® VIP High Income Initial Class	-	-	-	-	(27,076)	(27,076)
Fidelity® VIP Mid Cap Initial Class	-	(1,481)	(1,481)	-	(7,702)	(7,702)
First Eagle Overseas Variable	-	-	-	-	-	-
Invesco V.I. American Value Series I Shares	-	-	-	-	-	-
Invesco V.I. Diversified Dividend Series I Shares	-	-	-	-	-	-
Invesco V.I. Health Care Series I Shares	-	-	-	-	-	-
Invesco V.I. Main Street Mid Cap Series I Shares	-	-	-	-	-	-
Invesco V.I. Small Cap Equity Series I Shares	-	-	-	-	-	-
Invesco V.I. Technology Series I Shares	-	-	-	-	-	-
Janus Henderson - Balanced Institutional Shares	1,555	(8,340)	(6,785)	37,833	(2,835)	34,998
Janus Henderson - Enterprise Institutional Shares	-	(1,018)	(1,018)	12,140	(27,505)	(15,365)
Janus Henderson - Flexible Bond Institutional Shares	151,038	(120,312)	30,726	140,692	(28,775)	111,917

29

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2022			Year Ended December 31, 2021
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Janus Henderson - Forty Institutional Shares	-	-	-	-	-	-
Janus Henderson - Global Research Institutional Shares	-	-	-	-	-	-
Janus Henderson - Mid Cap Value Institutional Shares	-	(2,060)	(2,060)	41,030	(57,933)	(16,903)
Janus Henderson - Overseas Institutional Shares	-	-	-	-	-	-
Janus Henderson - Research Institutional Shares	-	-	-	-	-	-
MFS® International Growth Initial Class	-	-	-	-	-	-
MFS® International Intrinsic Value Initial Class	176,990	(183,487)	(6,497)	105,329	(100,535)	4,794
MFS® Total Return Bond Initial Class	318,229	(582,496)	(264,267)	759,681	(510,992)	248,689
PIMCO All Asset Administrative Class	-	-	-	-	-	-
PIMCO All Asset Institutional Class	-	-	-	-	(14,376)	(14,376)
PIMCO High Yield Institutional Class	-	-	-	-	-	-
PIMCO International Bond Institutional Class	-	(1,405)	(1,405)	13,560	(410)	13,150
PIMCO Real Return Institutional Class	20,989	(97,156)	(76,167)	43,092	(27,822)	15,270
PIMCO Short-Term Institutional Class	68,104	(159,002)	(90,898)	34,451	(15,247)	19,204
PIMCO Total Return Institutional Class	114,286	(9,379)	104,907	3,281	(65,880)	(62,599)
Royce Capital Micro Cap Investment Class	-	(1,119)	(1,119)	-	(983)	(983)
Royce Capital Small Cap Investment Class	-	-	-	-	-	-
T. Rowe Price All-Cap Opportunities	-	-	-	-	-	-
T. Rowe Price Blue Chip Growth	54,485	(190,083)	(135,598)	47,892	(41,150)	6,742
T. Rowe Price Equity Income Service Class	72,509	(51,592)	20,917	641	(98,319)	(97,678)
T. Rowe Price International Stock	165	(2,132)	(1,967)	187	(6,387)	(6,200)
T. Rowe Price Mid-Cap Growth	34,868	(47,797)	(12,929)	15,957	(10,179)	5,778
Third Avenue FFI Strategies	-	(1,325)	(1,325)	-	(1,166)	(1,166)
VanEck VIP Global Resources	-	(1,952)	(1,952)	20,581	(556)	20,025
Vanguard® Balanced	102,690	(792,835)	(690,145)	262,331	(59,370)	202,961
Vanguard® Capital Growth	3,704	(47,349)	(43,645)	-	(25,355)	(25,355)
Vanguard® Conservative Allocation	502,590	(38,784)	463,806	994,320	(66,881)	927,439
Vanguard® Diversified Value	-	(3,816)	(3,816)	-	(3,354)	(3,354)

30

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2022			Year Ended December 31, 2021
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Vanguard® Equity Income	31,262	(149,536)	(118,274)	42,096	(126,964)	(84,868)
Vanguard® Equity Index	269,183	(391,517)	(122,334)	251,383	(297,917)	(46,534)
Vanguard® Global Bond Index	-	-	-	-	-	-
Vanguard® Growth	187	(559)	(372)	1,051	(54,423)	(53,372)
Vanguard® High Yield Bond	-	-	-	54,066	(154,496)	(100,430)
Vanguard® International	36,022	(42,082)	(6,060)	12,097	(180,915)	(168,818)
Vanguard® Mid-Cap Index	53,989	(270,861)	(216,872)	137,252	(91,012)	46,240
Vanguard® Moderate Allocation	3,581	(6,584)	(3,003)	9,715	(6,329)	3,386
Vanguard® Money Market	-	-	-	-	-	-
Vanguard® Real Estate Index	24,685	(9,510)	15,175	4,722	(54,005)	(49,283)
Vanguard® Short-Term Investment Grade	-	(2,009)	(2,009)	30,217	(493)	29,724
Vanguard® Small Company Growth	27,433	(22,043)	5,390	15,409	(33,434)	(18,025)
Vanguard® Total Bond Market Index	203,451	(445,374)	(241,923)	331,595	(199,558)	132,037
Vanguard® Total International Stock Market Index	496,647	(472,785)	23,862	195,025	(343,315)	(148,290)
Vanguard® Total Stock Market Index	40,273	(83,244)	(42,971)	106,763	(48,738)	58,025

31

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2022			Year Ended December 31, 2021
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
American Funds - Global Small Cap Class 2 Shares	$-	$(4,515)	$(4,515)	$-	$(5,214)	$(5,214)
American Funds - Growth Class 2 Shares	153,011	(212,934)	(59,923)	39,394	(87,760)	(48,366)
American Funds - International Class 2 Shares	1,115,929	(415,452)	700,477	268,203	(337,628)	(69,425)
American Funds - New World Class 2 Shares	-	(8,093)	(8,093)	53,564	(5,860)	47,704
DFA VA Global Bond	7,263	(10,513)	(3,250)	-	(263,955)	(263,955)
DFA VA International Small	-	-	-	-	-	-
DFA VA International Value	-	1	1	-	(1)	(1)
DFA VA Short-Term Fixed	-	-	-	-	-	-
DFA VA U.S. Large Value	-	-	-	-	-	-
DFA VA U.S. Targeted Value	100,644	(158,340)	(57,696)	69,508	(260,192)	(190,684)
DFA VIT Inflation-Protected Securities Institutional Class Shares	376,661	(168,472)	208,189	1,233,304	(455,615)	777,689
DWS Small Cap Index Class A Shares	224,455	(230,735)	(6,280)	73,909	(292,376)	(218,467)
Fidelity® VIP Balanced Initial Class	-	-	-	-	-	-
Fidelity® VIP Contrafund® Initial Class	62,681	(130,657)	(67,976)	36,647	(90,893)	(54,246)
Fidelity® VIP Government Money Market Initial Class	7,280,717	(4,289,105)	2,991,612	2,523,590	(3,991,091)	(1,467,501)
Fidelity® VIP Growth Initial Class	514,809	-	514,809	-	-	-
Fidelity® VIP High Income Initial Class	-	-	-	-	(74,974)	(74,974)
Fidelity® VIP Mid Cap Initial Class	-	(6,595)	(6,595)	-	(36,056)	(36,056)
First Eagle Overseas Variable	-	2	2	-	(20)	(20)
Invesco V.I. American Value Series I Shares	-	-	-	-	-	-
Invesco V.I. Diversified Dividend Series I Shares	-	-	-	-	-	-
Invesco V.I. Health Care Series I Shares	-	-	-	-	-	-
Invesco V.I. Main Street Mid Cap Series I Shares	-	-	-	-	-	-
Invesco V.I. Small Cap Equity Series I Shares	-	-	-	-	-	-
Invesco V.I. Technology Series I Shares	-	-	-	-	-	-
Janus Henderson - Balanced Institutional Shares	5,915	(32,254)	(26,339)	146,721	(11,815)	134,906
Janus Henderson - Enterprise Institutional Shares	-	(8,590)	(8,590)	108,365	(246,731)	(138,366)
Janus Henderson - Flexible Bond Institutional Shares	318,851	(270,526)	48,325	331,272	(67,832)	263,440

32

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2022			Year Ended December 31, 2021
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Janus Henderson - Forty Institutional Shares	$-	$-	$-	$-	$-	$-
Janus Henderson - Global Research Institutional Shares	-	-	-	-	-	-
Janus Henderson - Mid Cap Value Institutional Shares	-	(5,566)	(5,566)	107,058	(155,531)	(48,473)
Janus Henderson - Overseas Institutional Shares	-	-	-	-	-	-
Janus Henderson - Research Institutional Shares	-	-	-	-	-	-
MFS® International Growth Initial Class	-	-	-	-	-	-
MFS® International Intrinsic Value Initial Class	335,458	(370,647)	(35,189)	245,212	(227,523)	17,689
MFS® Total Return Bond Initial Class	359,293	(663,578)	(304,285)	950,536	(631,294)	319,242
PIMCO All Asset Administrative Class	-	-	-	-	-	-
PIMCO All Asset Institutional Class	-	-	-	-	(30,679)	(30,679)
PIMCO High Yield Institutional Class	-	5	5	-	(4)	(4)
PIMCO International Bond Institutional Class	-	(1,784)	(1,784)	18,618	(567)	18,051
PIMCO Real Return Institutional Class	44,607	(216,522)	(171,915)	93,985	(61,862)	32,123
PIMCO Short-Term Institutional Class	101,425	(237,639)	(136,214)	52,112	(23,061)	29,051
PIMCO Total Return Institutional Class	223,084	(20,034)	203,050	7,724	(153,357)	(145,633)
Royce Capital Micro Cap Investment Class	-	(3,738)	(3,738)	-	(3,769)	(3,769)
Royce Capital Small Cap Investment Class	-	1	1	-	(1)	(1)
T. Rowe Price All-Cap Opportunities	-	-	-	-	-	-
T. Rowe Price Blue Chip Growth	335,090	(1,061,503)	(726,413)	362,577	(316,361)	46,216
T. Rowe Price Equity Income Service Class	305,257	(221,262)	83,995	2,635	(393,072)	(390,437)
T. Rowe Price International Stock	491	(5,858)	(5,367)	626	(20,518)	(19,892)
T. Rowe Price Mid-Cap Growth	249,644	(335,085)	(85,441)	135,761	(85,518)	50,243
Third Avenue FFI Strategies	-	(2,701)	(2,701)	-	(2,203)	(2,203)
VanEck VIP Global Resources	-	(2,117)	(2,117)	19,686	(529)	19,157
Vanguard® Balanced	466,236	(3,317,545)	(2,851,309)	1,208,486	(263,858)	944,628
Vanguard® Capital Growth	28,946	(356,134)	(327,188)	-	(207,661)	(207,661)
Vanguard® Conservative Allocation	788,630	(60,226)	728,404	1,681,597	(114,799)	1,566,798
Vanguard® Diversified Value	-	(18,554)	(18,554)	-	(15,949)	(15,949)

33

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2022			Year Ended December 31, 2021
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Vanguard® Equity Income	$167,296	$(788,653)	$(621,357)	$216,017	$(605,267)	$(389,250)
Vanguard® Equity Index	1,466,881	(2,175,145)	(708,264)	1,479,054	(1,600,411)	(121,357)
Vanguard® Global Bond Index	-	-	-	-	-	-
Vanguard® Growth	1,321	(3,175)	(1,854)	6,724	(365,420)	(358,696)
Vanguard® High Yield Bond	-	-	-	151,969	(435,423)	(283,454)
Vanguard® International	166,888	(188,182)	(21,294)	72,941	(1,164,571)	(1,091,630)
Vanguard® Mid-Cap Index	295,918	(1,600,033)	(1,304,115)	912,194	(573,573)	338,621
Vanguard® Moderate Allocation	7,157	(11,692)	(4,535)	18,687	(12,352)	6,335
Vanguard® Money Market	-	-	-	-	-	-
Vanguard® Real Estate Index	104,377	(44,436)	59,941	21,631	(256,206)	(234,575)
Vanguard® Short-Term Investment Grade	-	(3,349)	(3,349)	53,210	(868)	52,342
Vanguard® Small Company Growth	148,553	(122,038)	26,515	99,140	(219,436)	(120,296)
Vanguard® Total Bond Market Index	369,369	(819,984)	(450,615)	665,363	(401,119)	264,244
Vanguard® Total International Stock Market Index	493,816	(512,835)	(19,019)	241,649	(418,095)	(176,446)
Vanguard® Total Stock Market Index	231,549	(449,569)	(218,020)	611,640	(270,621)	341,019

34

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

5.  Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

American Funds - Global Small Cap Class 2 Shares
12/31/2022	44,335	$3.20	to	$3.20	$ 141,728	-%	-%	to	-%	(29.55	) %	to	(29.55	) %
12/31/2021	45,626	4.54	to	4.54	207,044	-	-	to	-	6.74		to	6.74
12/30/2020	46,758	4.25	to	4.25	198,786	0.17	-	to	-	29.72		to	29.72
12/31/2019	90,301	3.28	to	3.28	295,942	0.16	-	to	-	31.52		to	31.52
12/31/2018	99,551	2.49	to	2.49	248,069	0.09	-	to	-	(10.55)		to	(10.55)
American Funds - Growth Class 2 Shares
12/31/2022	155,662	5.58	to	5.58	869,156	0.33	-	to	-	(29.94)		to	(29.94)
12/31/2021	164,905	7.97	to	7.97	1,314,185	0.22	-	to	-	21.99		to	21.99
12/30/2020	171,583	6.53	to	6.53	1,120,928	0.30	-	to	-	52.08		to	52.08
12/31/2019	193,545	4.30	to	4.30	831,409	0.71	-	to	-	30.77		to	30.77
12/31/2018	245,655	3.28	to	3.28	806,938	0.32	-	to	-	(0.25)		to	(0.25)
American Funds - International Class 2 Shares
12/31/2022	698,117	2.35	to	2.35	1,640,379	2.10	-	to	-	(20.79)		to	(20.79)
12/31/2021	395,914	2.97	to	2.97	1,174,386	2.44	-	to	-	(1.50)		to	(1.50)
12/30/2020	417,783	3.01	to	3.01	1,258,070	0.64	-	to	-	13.97		to	13.97
12/31/2019	480,412	2.64	to	2.64	1,269,309	1.41	-	to	-	22.88		to	22.88
12/31/2018	540,268	2.15	to	2.15	1,161,649	0.78	-	to	-	(13.13)		to	(13.13)
American Funds - New World Class 2 Shares
12/31/2022	56,332	3.34	to	3.34	188,225	1.32	-	to	-	(22.10)		to	(22.10)
12/31/2021	58,657	4.29	to	4.29	251,582	0.92	-	to	-	4.92		to	4.92
12/30/2020	47,395	4.09	to	4.09	193,741	0.08	-	to	-	23.58		to	23.58
12/31/2019	71,564	3.31	to	3.31	236,721	1.13	-	to	-	29.14		to	29.14
12/31/2018	37,734	2.56	to	2.56	96,648	0.57	-	to	-	(14.04)		to	(14.04)
DFA VA Global Bond
12/31/2022	40,519	1.36	to	1.36	55,006	1.59	-	to	-	(6.33)		to	(6.33)
12/31/2021	42,904	1.45	to	1.45	62,183	0.23	-	to	-	(1.04)		to	(1.04)
12/30/2020	222,631	1.46	to	1.46	326,060	0.03	-	to	-	1.46		to	1.46
12/31/2019	226,205	1.44	to	1.44	326,535	2.43	-	to	-	4.19		to	4.19
12/31/2018	245,478	1.39	to	1.39	340,117	4.92	-	to	-	1.75		to	1.75
DFA VA International Small
12/31/2022	-	1.88	to	1.88	-	-	-	to	-	(17.64)		to	(17.64)
12/31/2021	-	2.28	to	2.28	-	-	-	to	-	14.56		to	14.56
12/30/2020	-	1.99	to	1.99	-	-	-	to	-	9.41		to	9.41
12/31/2019	-	1.82	to	1.82	-	-	-	to	-	23.90		to	23.90
12/31/2018	-	1.47	to	1.47	-	-	-	to	-	(19.77)		to	(19.77)
DFA VA International Value
12/31/2022	-	1.29	to	1.29	-	-	-	to	-	(3.46)		to	(3.46)
12/31/2021	-	1.34	to	1.34	-	-	-	to	-	18.11		to	18.11
12/30/2020	-	1.13	to	1.13	-	-	-	to	-	(1.76)		to	(1.76)
12/31/2019	-	1.15	to	1.15	-	-	-	to	-	15.86		to	15.86
12/31/2018	519,589	0.99	to	0.99	516,825	2.19	-	to	-	(17.08)		to	(17.08)
DFA VA Short-Term Fixed
12/31/2022	-	1.14	to	1.14	-	-	-	to	-	(1.16)		to	(1.16)
12/31/2021	-	1.15	to	1.15	-	-	-	to	-	(0.19)		to	(0.19)
12/30/2020	-	1.15	to	1.15	-	-	-	to	-	0.60		to	0.60
12/31/2019	-	1.15	to	1.15	-	-	-	to	-	2.52		to	2.52
12/31/2018	-	1.12	to	1.12	-	-	-	to	-	1.78		to	1.78

35

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

5.  Financial Highlights (continued)

	At December 31				For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio

DFA VA U.S. Large Value
12/31/2022	-	$3.06 to	$3.06	$ -	-%	- % to	-%	(4.88	) %	to	(4.88	) %
12/31/2021	-	3.22 to	3.22	-	-	- to	-	27.04		to	27.04
12/30/2020	-	2.54 to	2.54	-	-	- to	-	(1.37)		to	(1.37)
12/31/2019	-	2.57 to	2.57	-	-	- to	-	25.78		to	25.78
12/31/2018	-	2.04 to	2.04	-	-	- to	-	(12.12)		to	(12.12)
DFA VA U.S. Targeted Value
12/31/2022	192,232	3.51 to	3.51	675,050	1.34	- to	-	(4.21)		to	(4.21)
12/31/2021	205,659	3.67 to	3.67	753,966	1.36	- to	-	39.68		to	39.68
12/30/2020	263,325	2.62 to	2.62	691,133	2.11	- to	-	3.98		to	3.98
12/31/2019	225,300	2.52 to	2.52	568,676	1.40	- to	-	22.56		to	22.56
12/31/2018	315,108	2.06 to	2.06	648,963	1.19	- to	-	(15.87)		to	(15.87)
DFA VIT Inflation-Protected Securities Institutional Class Shares
12/31/2022	4,933,180	1.13 to	1.13	5,591,320	8.37	- to	-	(12.45)		to	(12.45)
12/31/2021	4,745,372	1.29 to	1.29	6,143,335	4.70	- to	-	5.58		to	5.58
12/30/2020	4,085,794	1.23 to	1.23	5,009,882	0.81	- to	-	11.72		to	11.72
12/31/2019	2,210,798	1.10 to	1.10	2,426,499	1.57	- to	-	8.46		to	8.46
12/31/2018	1,999,027	1.01 to	1.01	2,022,968	4.67	- to	-	(1.33)		to	(1.33)
DWS Small Cap Index Class A Shares
12/31/2022	285,894	3.99 to	3.99	1,141,374	0.90	- to	-	(20.64)		to	(20.64)
12/31/2021	286,637	5.03 to	5.03	1,441,882	0.83	- to	-	14.50		to	14.50
12/30/2020	327,218	4.39 to	4.39	1,437,541	1.11	- to	-	19.43		to	19.43
12/31/2019	364,735	3.68 to	3.68	1,341,674	1.01	- to	-	25.22		to	25.22
12/31/2018	350,378	2.94 to	2.94	1,029,258	0.85	- to	-	(11.23)		to	(11.23)
Fidelity® VIP Balanced Initial Class
12/31/2022	-	3.91 to	3.91	-	-	- to	-	(17.94)		to	(17.94)
12/31/2021	-	4.77 to	4.77	-	-	- to	-	18.26		to	18.26
12/30/2020	-	4.03 to	4.03	-	1.56	- to	-	22.39		to	22.39
12/31/2019	13,899	3.30 to	3.30	45,799	1.12	- to	-	24.51		to	24.51
12/31/2018	29,636	2.65 to	2.65	78,433	1.47	- to	-	(4.22)		to	(4.22)
Fidelity® VIP Contrafund® Initial Class
12/31/2022	217,045	5.64 to	5.64	1,225,015	0.50	- to	-	(26.31)		to	(26.31)
12/31/2021	229,596	7.66 to	7.66	1,758,592	0.06	- to	-	27.83		to	27.83
12/30/2020	238,142	5.99 to	5.99	1,426,882	0.25	- to	-	30.57		to	30.57
12/31/2019	256,121	4.59 to	4.59	1,175,344	0.43	- to	-	31.58		to	31.58
12/31/2018	302,404	3.49 to	3.49	1,054,684	0.71	- to	-	(6.38)		to	(6.38)
Fidelity® VIP Government Money Market Initial Class
12/31/2022	17,691,225	1.06 to	1.06	18,824,596	1.50	- to	-	1.44		to	1.44
12/31/2021	14,855,076	1.05 to	1.05	15,582,811	0.01	- to	-	0.01		to	0.01
12/30/2020	16,253,225	1.05 to	1.05	17,048,593	0.30	- to	-	0.32		to	0.32
12/31/2019	13,047,031	1.05 to	1.05	13,642,119	1.99	- to	-	2.02		to	2.02
12/31/2018	11,886,721	1.02 to	1.02	12,183,331	1.64	- to	-	1.65		to	1.65
Fidelity® VIP Growth Initial Class
12/31/2022	86,812	5.95 to	5.95	516,253	-	- to	-	(24.46)		to	(24.46)
12/31/2021	-	7.87 to	7.87	-	-	- to	-	23.21		to	23.21
12/30/2020	-	6.39 to	6.39	-	-	- to	-	43.89		to	43.89
12/31/2019	-	4.44 to	4.44	-	-	- to	-	34.31		to	34.31
12/31/2018	-	3.31 to	3.31	-	-	- to	-	(0.17)		to	(0.17)
Fidelity® VIP High Income Initial Class
12/31/2022	-	2.54 to	2.54	-	-	- to	-	(11.37)		to	(11.37)
12/31/2021	-	2.86 to	2.86	-	2.22	- to	-	4.41		to	4.41
12/30/2020	27,076	2.74 to	2.74	74,220	5.05	- to	-	2.75		to	2.75
12/31/2019	27,892	2.67 to	2.67	74,413	3.62	- to	-	15.11		to	15.11
12/31/2018	281,238	2.32 to	2.32	651,850	5.54	- to	-	(3.28)		to	(3.28)

36

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

5.  Financial Highlights (continued)

	At December 31				For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio

Fidelity® VIP Mid Cap Initial Class
12/31/2022	78,782	$4.33 to	$4.33	$ 341,361	0.51%	- % to	-%	(14.74	) %	to	(14.74	) %
12/31/2021	80,263	5.08 to	5.08	407,920	0.61	- to	-	25.60		to	25.60
12/30/2020	87,965	4.05 to	4.05	355,935	0.66	- to	-	18.19		to	18.19
12/31/2019	89,687	3.42 to	3.42	307,052	0.87	- to	-	23.45		to	23.45
12/31/2018	91,410	2.77 to	2.77	253,509	0.64	- to	-	(14.54)		to	(14.54)
First Eagle Overseas Variable
12/31/2022	-	2.89 to	2.89	-	3.67	- to	-	(8.17)		to	(8.17)
12/31/2021	-	3.15 to	3.15	-	-	- to	-	4.44		to	4.44
12/30/2020	-	3.01 to	3.01	-	-	- to	-	6.85		to	6.85
12/31/2019	-	2.82 to	2.82	-	0.38	- to	-	17.38		to	17.38
12/31/2018	-	2.40 to	2.40	-	-	- to	-	(10.55)		to	(10.55)
Invesco V.I. American Value Series I Shares
12/31/2022	-	4.83 to	4.83	-	-	- to	-	(2.61)		to	(2.61)
12/31/2021	-	4.96 to	4.96	-	-	- to	-	27.95		to	27.95
12/30/2020	-	3.88 to	3.88	-	-	- to	-	1.12		to	1.12
12/31/2019	-	3.84 to	3.84	-	-	- to	-	25.03		to	25.03
12/31/2018	-	3.07 to	3.07	-	-	- to	-	(12.65)		to	(12.65)
Invesco V.I. Diversified Dividend Series I Shares
12/31/2022	-	2.79 to	2.79	-	-	- to	-	(1.68)		to	(1.68)
12/31/2021	-	2.84 to	2.84	-	-	- to	-	18.89		to	18.89
12/30/2020	-	2.39 to	2.39	-	-	- to	-	0.14		to	0.14
12/31/2019	-	2.38 to	2.38	-	-	- to	-	25.09		to	25.09
12/31/2018	-	1.91 to	1.91	-	-	- to	-	(7.57)		to	(7.57)
Invesco V.I. Health Care Series I Shares
12/31/2022	-	4.54 to	4.54	-	-	- to	-	(13.32)		to	(13.32)
12/31/2021	-	5.23 to	5.23	-	-	- to	-	12.30		to	12.30
12/30/2020	-	4.66 to	4.66	-	-	- to	-	14.46		to	14.46
12/31/2019	-	4.07 to	4.07	-	-	- to	-	32.50		to	32.50
12/31/2018	-	3.07 to	3.07	-	-	- to	-	0.91		to	0.91
Invesco V.I. Main Street Mid Cap Series I Shares
12/31/2022	-	2.42 to	2.42	-	-	- to	-	(14.26)		to	(14.26)
12/31/2021	-	2.83 to	2.83	-	-	- to	-	23.24		to	23.24
12/30/2020	-	2.29 to	2.29	-	-	- to	-	9.25		to	9.25
12/31/2019	-	2.10 to	2.10	-	-	- to	-	25.28		to	25.28
12/31/2018	-	1.68 to	1.68	-	-	- to	-	(11.35)		to	(11.35)
Invesco V.I. Small Cap Equity Series I Shares
12/31/2022	-	2.69 to	2.69	-	-	- to	-	(20.51)		to	(20.51)
12/31/2021	-	3.38 to	3.38	-	-	- to	-	20.40		to	20.40
12/30/2020	-	2.81 to	2.81	-	-	- to	-	27.24		to	27.24
12/31/2019	-	2.21 to	2.21	-	-	- to	-	26.60		to	26.60
12/31/2018	-	1.74 to	1.74	-	-	- to	-	(15.08)		to	(15.08)
Invesco V.I. Technology Series I Shares
12/31/2022	-	4.01 to	4.01	-	-	- to	-	(39.95)		to	(39.95)
12/31/2021	-	6.68 to	6.68	-	-	- to	-	14.41		to	14.41
12/30/2020	-	5.84 to	5.84	-	-	- to	-	46.12		to	46.12
12/31/2019	-	4.00 to	4.00	-	-	- to	-	35.88		to	35.88
12/31/2018	-	2.94 to	2.94	-	-	- to	-	(0.45)		to	(0.45)
Janus Henderson - Balanced Institutional Shares
12/31/2022	28,213	3.64 to	3.64	102,731	1.21	- to	-	(16.40)		to	(16.40)
12/31/2021	34,998	4.36 to	4.36	152,443	1.20	- to	-	17.20		to	17.20
12/30/2020	-	3.72 to	3.72	-	-	- to	-	14.31		to	14.31
12/31/2019	-	3.25 to	3.25	-	-	- to	-	22.59		to	22.59
12/31/2018	-	2.65 to	2.65	-	-	- to	-	0.68		to	0.68

37

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

5.  Financial Highlights (continued)

	At December 31				For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio

Janus Henderson - Enterprise Institutional Shares
12/31/2022	19,037	$8.14 to	$8.14	$ 154,881	0.20%	- % to	-%	(15.94	) %	to	(15.94	) %
12/31/2021	20,055	9.68 to	9.68	194,104	0.23	- to	-	16.83		to	16.83
12/30/2020	35,420	8.28 to	8.28	293,431	0.07	- to	-	19.47		to	19.47
12/31/2019	23,598	6.93 to	6.93	163,631	0.20	- to	-	35.48		to	35.48
12/31/2018	30,802	5.12 to	5.12	157,642	0.26	- to	-	(0.41)		to	(0.41)
Janus Henderson - Flexible Bond Institutional Shares
12/31/2022	854,949	2.04 to	2.04	1,740,295	2.60	- to	-	(13.66)		to	(13.66)
12/31/2021	824,223	2.36 to	2.36	1,943,160	2.08	- to	-	(0.90)		to	(0.90)
12/30/2020	712,306	2.38 to	2.38	1,694,542	2.87	- to	-	10.48		to	10.48
12/31/2019	689,891	2.15 to	2.15	1,485,504	3.38	- to	-	9.57		to	9.57
12/31/2018	761,608	1.97 to	1.97	1,496,676	3.39	- to	-	(1.00)		to	(1.00)
Janus Henderson - Forty Institutional Shares
12/31/2022	-	7.21 to	7.21	-	-	- to	-	(33.55)		to	(33.55)
12/31/2021	-	10.86 to	10.86	-	-	- to	-	22.90		to	22.90
12/30/2020	-	8.83 to	8.83	-	-	- to	-	39.40		to	39.40
12/31/2019	-	6.34 to	6.34	-	-	- to	-	37.16		to	37.16
12/31/2018	-	4.62 to	4.62	-	-	- to	-	1.98		to	1.98
Janus Henderson - Global Research Institutional Shares
12/31/2022	-	3.26 to	3.26	-	-	- to	-	(19.41)		to	(19.41)
12/31/2021	-	4.05 to	4.05	-	-	- to	-	18.09		to	18.09
12/30/2020	-	3.43 to	3.43	-	-	- to	-	20.06		to	20.06
12/31/2019	-	2.85 to	2.85	-	-	- to	-	29.04		to	29.04
12/31/2018	-	2.21 to	2.21	-	-	- to	-	(6.87)		to	(6.87)
Janus Henderson - Mid Cap Value Institutional Shares
12/31/2022	38,447	2.64 to	2.64	101,485	1.32	- to	-	(5.56)		to	(5.56)
12/31/2021	40,507	2.80 to	2.80	113,221	0.37	- to	-	19.73		to	19.73
12/30/2020	57,410	2.33 to	2.33	134,025	1.21	- to	-	(0.92)		to	(0.92)
12/31/2019	61,779	2.36 to	2.36	145,564	1.62	- to	-	30.35		to	30.35
12/31/2018	75,617	1.81 to	1.81	136,685	1.05	- to	-	(13.63)		to	(13.63)
Janus Henderson - Overseas Institutional Shares
12/31/2022	-	3.75 to	3.75	-	-	- to	-	(8.60)		to	(8.60)
12/31/2021	-	4.10 to	4.10	-	-	- to	-	13.58		to	13.58
12/30/2020	-	3.61 to	3.61	-	-	- to	-	16.30		to	16.30
12/31/2019	-	3.10 to	3.10	-	-	- to	-	27.02		to	27.02
12/31/2018	-	2.44 to	2.44	-	-	- to	-	(14.94)		to	(14.94)
Janus Henderson - Research Institutional Shares
12/31/2022	-	4.50 to	4.50	-	-	- to	-	(29.89)		to	(29.89)
12/31/2021	-	6.42 to	6.42	-	-	- to	-	20.33		to	20.33
12/30/2020	-	5.33 to	5.33	-	-	- to	-	32.95		to	32.95
12/31/2019	-	4.01 to	4.01	-	-	- to	-	35.52		to	35.52
12/31/2018	-	2.96 to	2.96	-	-	- to	-	(2.58)		to	(2.58)
MFS® International Growth Initial Class
12/31/2022	-	1.73 to	1.73	-	-	- to	-	(14.95)		to	(14.95)
12/31/2021	-	2.04 to	2.04	-	-	- to	-	9.27		to	9.27
12/30/2020	-	1.87 to	1.87	-	-	- to	-	15.84		to	15.84
12/31/2019	-	1.61 to	1.61	-	-	- to	-	27.30		to	27.30
12/31/2018	-	1.27 to	1.27	-	-	- to	-	(9.02)		to	(9.02)
MFS® International Intrinsic Value Initial Class
12/31/2022	426,735	1.86 to	1.86	794,813	0.87	- to	-	(23.56)		to	(23.56)
12/31/2021	433,232	2.44 to	2.44	1,055,582	0.36	- to	-	10.55		to	10.55
12/30/2020	428,438	2.20 to	2.20	944,241	0.87	- to	-	20.52		to	20.52
12/31/2019	930,591	1.83 to	1.83	1,701,706	1.74	- to	-	25.94		to	25.94
12/31/2018	234,082	1.45 to	1.45	339,875	1.28	- to	-	(9.49)		to	(9.49)

38

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

5.  Financial Highlights (continued)

	At December 31				For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio

MFS® Total Return Bond Initial Class
12/31/2022	4,631,819	$1.08 to	$1.08	$ 5,000,757	2.76%	- % to	-%	(13.94	) %	to	(13.94	) %
12/31/2021	4,896,086	1.25 to	1.25	6,141,993	2.77	- to	-	(0.81)		to	(0.81)
12/30/2020	4,647,397	1.26 to	1.26	5,877,800	3.67	- to	-	8.47		to	8.47
12/31/2019	993,272	1.17 to	1.17	1,158,168	3.44	- to	-	10.21		to	10.21
12/31/2018	931,454	1.06 to	1.06	985,501	3.35	- to	-	(1.09)		to	(1.09)
PIMCO All Asset Administrative Class
12/31/2022	-	2.54 to	2.54	-	-	- to	-	(11.84)		to	(11.84)
12/31/2021	-	2.88 to	2.88	-	-	- to	-	16.23		to	16.23
12/30/2020	-	2.48 to	2.48	-	-	- to	-	8.01		to	8.01
12/31/2019	-	2.30 to	2.30	-	-	- to	-	11.90		to	11.90
12/31/2018	-	2.05 to	2.05	-	-	- to	-	(5.41)		to	(5.41)
PIMCO All Asset Institutional Class
12/31/2022	-	2.00 to	2.00	-	-	- to	-	(11.66)		to	(11.66)
12/31/2021	-	2.26 to	2.26	-	9.26	- to	-	16.41		to	16.41
12/30/2020	14,376	1.94 to	1.94	27,933	5.11	- to	-	8.17		to	8.17
12/31/2019	14,809	1.80 to	1.80	26,602	3.07	- to	-	11.91		to	11.91
12/31/2018	15,242	1.61 to	1.61	24,464	3.55	- to	-	(5.20)		to	(5.20)
PIMCO High Yield Institutional Class
12/31/2022	-	2.76 to	2.76	-	4.40	- to	-	(10.15)		to	(10.15)
12/31/2021	-	3.07 to	3.07	-	4.25	- to	-	3.79		to	3.79
12/30/2020	-	2.96 to	2.96	-	4.66	- to	-	5.90		to	5.90
12/31/2019	-	2.79 to	2.79	-	5.08	- to	-	14.90		to	14.90
12/31/2018	-	2.43 to	2.43	-	5.26	- to	-	(2.50)		to	(2.50)
PIMCO International Bond Institutional Class
12/31/2022	19,374	1.23 to	1.23	23,897	1.64	- to	-	(10.02)		to	(10.02)
12/31/2021	20,779	1.37 to	1.37	28,483	1.94	- to	-	(1.81)		to	(1.81)
12/30/2020	7,629	1.40 to	1.40	10,650	6.11	- to	-	5.71		to	5.71
12/31/2019	7,859	1.32 to	1.32	10,378	1.92	- to	-	7.17		to	7.17
12/31/2018	8,089	1.23 to	1.23	9,967	1.54	- to	-	2.27		to	2.27
PIMCO Real Return Institutional Class
12/31/2022	276,934	2.01 to	2.01	557,671	7.07	- to	-	(11.77)		to	(11.77)
12/31/2021	353,101	2.28 to	2.28	805,921	5.15	- to	-	5.74		to	5.74
12/30/2020	337,831	2.16 to	2.16	729,186	1.56	- to	-	11.88		to	11.88
12/31/2019	290,407	1.93 to	1.93	560,266	1.81	- to	-	8.60		to	8.60
12/31/2018	255,130	1.78 to	1.78	453,234	2.64	- to	-	(2.06)		to	(2.06)
PIMCO Short-Term Institutional Class
12/31/2022	204,875	1.51 to	1.51	309,611	1.70	- to	-	(0.00)		to	(0.00)
12/31/2021	295,773	1.51 to	1.51	446,989	1.25	- to	-	0.09		to	0.09
12/30/2020	276,569	1.51 to	1.51	417,573	1.53	- to	-	2.40		to	2.40
12/31/2019	649,863	1.47 to	1.47	958,224	2.65	- to	-	2.95		to	2.95
12/31/2018	706,637	1.43 to	1.43	1,012,074	2.32	- to	-	1.68		to	1.68
PIMCO Total Return Institutional Class
12/31/2022	603,225	2.02 to	2.02	1,215,584	2.82	- to	-	(14.17)		to	(14.17)
12/31/2021	498,318	2.35 to	2.35	1,169,976	1.97	- to	-	(1.12)		to	(1.12)
12/30/2020	560,917	2.37 to	2.37	1,331,845	2.28	- to	-	8.81		to	8.81
12/31/2019	538,275	2.18 to	2.18	1,174,597	3.14	- to	-	8.52		to	8.52
12/31/2018	449,440	2.01 to	2.01	903,771	2.69	- to	-	(0.38)		to	(0.38)
Royce Capital Micro Cap Investment Class
12/31/2022	59,524	3.20 to	3.20	190,458	-	- to	-	(22.43)		to	(22.43)
12/31/2021	60,643	4.13 to	4.13	250,162	-	- to	-	29.98		to	29.98
12/30/2020	61,626	3.17 to	3.17	195,585	-	- to	-	23.79		to	23.79
12/31/2019	62,782	2.56 to	2.56	160,958	-	- to	-	19.55		to	19.55
12/31/2018	63,939	2.14 to	2.14	137,117	-	- to	-	(9.04)		to	(9.04)

39

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

5.  Financial Highlights (continued)

	At December 31				For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio

Royce Capital Small Cap Investment Class
12/31/2022	-	$3.77 to	$3.77	$ -	-%	- % to	-%	(9.20	) %	to	(9.20	) %
12/31/2021	-	4.15 to	4.15	-	-	- to	-	28.82		to	28.82
12/30/2020	-	3.22 to	3.22	-	-	- to	-	(7.15)		to	(7.15)
12/31/2019	-	3.47 to	3.47	-	0.57	- to	-	18.67		to	18.67
12/31/2018	-	2.92 to	2.92	-	0.04	- to	-	(8.34)		to	(8.34)
T. Rowe Price All-Cap Opportunities
12/31/2022	-	7.59 to	7.59	-	-	- to	-	(21.51)		to	(21.51)
12/31/2021	-	9.67 to	9.67	-	-	- to	-	20.80		to	20.80
12/30/2020	-	8.00 to	8.00	-	-	- to	-	44.37		to	44.37
12/31/2019	-	5.54 to	5.54	-	-	- to	-	34.93		to	34.93
12/31/2018	-	4.11 to	4.11	-	-	- to	-	1.16		to	1.16
T. Rowe Price Blue Chip Growth
12/31/2022	255,863	5.10 to	5.10	1,305,976	-	- to	-	(38.50)		to	(38.50)
12/31/2021	391,461	8.30 to	8.30	3,249,044	-	- to	-	17.62		to	17.62
12/30/2020	384,719	7.06 to	7.06	2,714,720	-	- to	-	34.28		to	34.28
12/31/2019	546,878	5.26 to	5.26	2,873,848	-	- to	-	29.89		to	29.89
12/31/2018	582,044	4.05 to	4.05	2,354,815	-	- to	-	1.92		to	1.92
T. Rowe Price Equity Income Service Class
12/31/2022	133,742	4.16 to	4.16	556,094	2.10	- to	-	(3.34)		to	(3.34)
12/31/2021	112,825	4.30 to	4.30	485,342	1.52	- to	-	25.55		to	25.55
12/30/2020	210,503	3.43 to	3.43	721,254	2.33	- to	-	1.18		to	1.18
12/31/2019	234,231	3.39 to	3.39	793,171	2.29	- to	-	26.40		to	26.40
12/31/2018	275,998	2.68 to	2.68	739,413	2.13	- to	-	(9.50)		to	(9.50)
T. Rowe Price International Stock
12/31/2022	17,477	2.68 to	2.68	46,919	0.78	- to	-	(15.81)		to	(15.81)
12/31/2021	19,444	3.19 to	3.19	62,005	0.58	- to	-	1.32		to	1.32
12/30/2020	25,644	3.15 to	3.15	80,711	0.58	- to	-	14.45		to	14.45
12/31/2019	31,164	2.75 to	2.75	85,701	1.77	- to	-	27.77		to	27.77
12/31/2018	52,661	2.15 to	2.15	113,341	1.32	- to	-	(14.20)		to	(14.20)
T. Rowe Price Mid-Cap Growth
12/31/2022	286,416	6.87 to	6.87	1,967,784	-	- to	-	(22.58)		to	(22.58)
12/31/2021	299,345	8.87 to	8.87	2,656,427	-	- to	-	14.85		to	14.85
12/30/2020	293,567	7.73 to	7.73	2,268,315	-	- to	-	23.80		to	23.80
12/31/2019	513,824	6.24 to	6.24	3,206,809	0.14	- to	-	31.29		to	31.29
12/31/2018	554,749	4.75 to	4.75	2,637,097	-	- to	-	(2.03)		to	(2.03)
Third Avenue FFI Strategies
12/31/2022	70,526	2.23 to	2.23	157,474	1.50	- to	-	16.11		to	16.11
12/31/2021	71,851	1.92 to	1.92	138,176	0.70	- to	-	22.07		to	22.07
12/30/2020	73,017	1.58 to	1.58	115,033	2.70	- to	-	(2.39)		to	(2.39)
12/31/2019	74,386	1.61 to	1.61	120,065	0.27	- to	-	12.46		to	12.46
12/31/2018	75,757	1.44 to	1.44	108,727	1.88	- to	-	(20.34)		to	(20.34)
VanEck VIP Global Resources
12/31/2022	26,935	1.06 to	1.06	28,527	1.62	- to	-	8.39		to	8.39
12/31/2021	28,887	0.98 to	0.98	28,226	0.59	- to	-	18.92		to	18.92
12/30/2020	8,862	0.82 to	0.82	7,281	0.94	- to	-	19.11		to	19.11
12/31/2019	9,127	0.69 to	0.69	6,296	-	- to	-	11.87		to	11.87
12/31/2018	9,394	0.62 to	0.62	5,793	-	- to	-	(28.28)		to	(28.28)
Vanguard® Balanced
12/31/2022	1,054,796	4.20 to	4.20	4,434,651	2.09	- to	-	(14.30)		to	(14.30)
12/31/2021	1,744,941	4.91 to	4.91	8,560,537	1.69	- to	-	19.02		to	19.02
12/30/2020	1,541,980	4.12 to	4.12	6,356,165	2.73	- to	-	10.68		to	10.68
12/31/2019	1,755,750	3.72 to	3.72	6,539,000	2.80	- to	-	22.48		to	22.48
12/31/2018	2,074,671	3.04 to	3.04	6,308,350	2.33	- to	-	(3.41)		to	(3.41)

40

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

5.  Financial Highlights (continued)

	At December 31				For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio

Vanguard® Capital Growth
12/31/2022	26,990	$7.22 to	$7.22	$ 194,754	1.07%	- % to	-%	(15.48	) %	to	(15.48	) %
12/31/2021	70,635	8.54 to	8.54	603,067	1.05	- to	-	21.54		to	21.54
12/30/2020	95,990	7.02 to	7.02	674,289	1.44	- to	-	17.47		to	17.47
12/31/2019	97,531	5.98 to	5.98	583,213	1.11	- to	-	26.50		to	26.50
12/31/2018	105,841	4.73 to	4.73	500,325	0.85	- to	-	(1.18)		to	(1.18)
Vanguard® Conservative Allocation
12/31/2022	1,429,381	1.49 to	1.49	2,125,031	2.18	- to	-	(14.90)		to	(14.90)
12/31/2021	965,575	1.75 to	1.75	1,686,759	0.08	- to	-	5.99		to	5.99
12/30/2020	38,136	1.65 to	1.65	62,856	2.34	- to	-	11.73		to	11.73
12/31/2019	38,749	1.48 to	1.48	57,161	2.28	- to	-	15.83		to	15.83
12/31/2018	42,050	1.27 to	1.27	53,552	2.02	- to	-	(2.98)		to	(2.98)
Vanguard® Diversified Value
12/31/2022	187,612	4.70 to	4.70	882,429	1.15	- to	-	(11.49)		to	(11.49)
12/31/2021	191,428	5.31 to	5.31	1,017,245	1.07	- to	-	30.47		to	30.47
12/30/2020	194,782	4.07 to	4.07	793,365	3.07	- to	-	11.78		to	11.78
12/31/2019	264,044	3.64 to	3.64	962,143	3.77	- to	-	25.70		to	25.70
12/31/2018	874,358	2.90 to	2.90	2,534,703	2.55	- to	-	(9.12)		to	(9.12)
Vanguard® Equity Income
12/31/2022	482,937	5.40 to	5.40	2,607,853	2.58	- to	-	(0.66)		to	(0.66)
12/31/2021	601,211	5.44 to	5.44	3,268,161	2.04	- to	-	25.33		to	25.33
12/30/2020	686,079	4.34 to	4.34	2,975,817	2.71	- to	-	3.25		to	3.25
12/31/2019	661,480	4.20 to	4.20	2,778,856	1.79	- to	-	24.43		to	24.43
12/31/2018	308,203	3.38 to	3.38	1,040,561	2.00	- to	-	(5.96)		to	(5.96)
Vanguard® Equity Index
12/31/2022	1,673,788	5.14 to	5.14	8,600,126	1.35	- to	-	(18.23)		to	(18.23)
12/31/2021	1,796,122	6.28 to	6.28	11,286,062	1.28	- to	-	28.55		to	28.55
12/30/2020	1,842,656	4.89 to	4.89	9,007,036	1.69	- to	-	18.20		to	18.20
12/31/2019	2,069,376	4.14 to	4.14	8,557,671	2.04	- to	-	31.30		to	31.30
12/31/2018	2,462,015	3.15 to	3.15	7,754,217	1.72	- to	-	(4.51)		to	(4.51)
Vanguard® Global Bond Index
12/31/2022	-	1.01 to	1.01	-	-	- to	-	(13.13)		to	(13.13)
12/31/2021	-	1.16 to	1.16	-	-	- to	-	(1.84)		to	(1.84)
12/30/2020	-	1.18 to	1.18	-	-	- to	-	6.67		to	6.67
12/31/2019	-	1.11 to	1.11	-	-	- to	-	8.41		to	8.41
12/31/2018(1)	-	1.02 to	1.02	-	-	- to	-	-		to	-
Vanguard® Growth
12/31/2022	15,494	5.01 to	5.01	77,688	-	- to	-	(33.37)		to	(33.37)
12/31/2021	15,866	7.52 to	7.52	119,385	0.06	- to	-	17.86		to	17.86
12/30/2020	69,238	6.38 to	6.38	442,035	0.25	- to	-	43.09		to	43.09
12/31/2019	65,211	4.46 to	4.46	290,943	0.40	- to	-	33.82		to	33.82
12/31/2018	84,593	3.33 to	3.33	282,043	0.27	- to	-	0.20		to	0.20
Vanguard® High Yield Bond
12/31/2022	-	2.63 to	2.63	-	-	- to	-	(9.36)		to	(9.36)
12/31/2021	-	2.90 to	2.90	-	-	- to	-	3.68		to	3.68
12/30/2020	100,430	2.80 to	2.80	280,706	6.13	- to	-	5.67		to	5.67
12/31/2019	346,979	2.65 to	2.65	917,767	-	- to	-	15.68		to	15.68
12/31/2018	-	2.29 to	2.29	-	4.80	- to	-	(2.73)		to	(2.73)
Vanguard® International
12/31/2022	448,409	4.22 to	4.22	1,891,622	1.34	- to	-	(30.12)		to	(30.12)
12/31/2021	454,469	6.04 to	6.04	2,743,567	0.31	- to	-	(1.54)		to	(1.54)
12/30/2020	623,287	6.13 to	6.13	3,821,620	1.18	- to	-	57.58		to	57.58
12/31/2019	675,605	3.89 to	3.89	2,628,750	1.39	- to	-	31.22		to	31.22
12/31/2018	1,964,208	2.97 to	2.97	5,824,453	0.27	- to	-	(12.61)		to	(12.61)

41

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

5.  Financial Highlights (continued)

	At December 31				For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio

Vanguard® Mid-Cap Index
12/31/2022	560,616	$5.65 to	$5.65	$ 3,167,074	1.18%	- % to	-%	(18.82	) %	to	(18.82	) %
12/31/2021	777,488	6.96 to	6.96	5,410,537	1.07	- to	-	24.36		to	24.36
12/30/2020	731,248	5.60 to	5.60	4,092,101	1.50	- to	-	18.07		to	18.07
12/31/2019	1,067,715	4.74 to	4.74	5,060,485	1.58	- to	-	30.87		to	30.87
12/31/2018	1,252,581	3.62 to	3.62	4,536,241	1.23	- to	-	(9.33)		to	(9.33)
Vanguard® Moderate Allocation
12/31/2022	182,505	1.70 to	1.70	310,881	2.46	- to	-	(15.93)		to	(15.93)
12/31/2021	185,508	2.03 to	2.03	375,863	1.42	- to	-	10.07		to	10.07
12/30/2020	182,122	1.84 to	1.84	335,231	2.74	- to	-	13.77		to	13.77
12/31/2019	232,172	1.62 to	1.62	375,631	0.83	- to	-	19.53		to	19.53
12/31/2018	300,192	1.35 to	1.35	406,322	2.04	- to	-	(4.94)		to	(4.94)
Vanguard® Money Market
12/31/2022	-	1.30 to	1.30	-	-	- to	-	1.53		to	1.53
12/31/2021	-	1.28 to	1.28	-	-	- to	-	0.01		to	0.01
12/30/2020	-	1.28 to	1.28	-	-	- to	-	0.52		to	0.52
12/31/2019	-	1.28 to	1.28	-	-	- to	-	2.26		to	2.26
12/31/2018	-	1.25 to	1.25	-	-	- to	-	1.97		to	1.97
Vanguard® Real Estate Index
12/31/2022	192,183	4.10 to	4.10	787,713	1.85	- to	-	(26.30)		to	(26.30)
12/31/2021	177,008	5.56 to	5.56	984,364	2.21	- to	-	40.21		to	40.21
12/30/2020	226,291	3.97 to	3.97	897,561	3.19	- to	-	(4.85)		to	(4.85)
12/31/2019	587,233	4.17 to	4.17	2,447,992	2.73	- to	-	28.81		to	28.81
12/31/2018	647,347	3.24 to	3.24	2,095,080	2.93	- to	-	(5.35)		to	(5.35)
Vanguard® Short-Term Investment Grade
12/31/2022	27,715	1.65 to	1.65	45,799	1.67	- to	-	(5.72)		to	(5.72)
12/31/2021	29,724	1.75 to	1.75	52,101	-	- to	-	(0.45)		to	(0.45)
12/30/2020	-	1.76 to	1.76	-	-	- to	-	5.49		to	5.49
12/31/2019	-	1.67 to	1.67	-	-	- to	-	5.69		to	5.69
12/31/2018	-	1.58 to	1.58	-	6.79	- to	-	1.04		to	1.04
Vanguard® Small Company Growth
12/31/2022	359,737	4.95 to	4.95	1,781,030	0.26	- to	-	(25.35)		to	(25.35)
12/31/2021	354,347	6.63 to	6.63	2,350,152	0.38	- to	-	14.22		to	14.22
12/30/2020	372,372	5.81 to	5.81	2,162,290	0.68	- to	-	23.18		to	23.18
12/31/2019	497,363	4.71 to	4.71	2,344,531	0.51	- to	-	28.11		to	28.11
12/31/2018	609,436	3.68 to	3.68	2,242,497	0.39	- to	-	(7.26)		to	(7.26)
Vanguard® Total Bond Market Index
12/31/2022	1,637,773	1.74 to	1.74	2,852,469	2.04	- to	-	(13.21)		to	(13.21)
12/31/2021	1,879,696	2.01 to	2.01	3,772,267	1.95	- to	-	(1.72)		to	(1.72)
12/30/2020	1,747,659	2.04 to	2.04	3,568,578	2.22	- to	-	7.58		to	7.58
12/31/2019	1,517,092	1.90 to	1.90	2,879,483	2.56	- to	-	8.67		to	8.67
12/31/2018	1,588,928	1.75 to	1.75	2,775,123	2.57	- to	-	(0.13)		to	(0.13)
Vanguard® Total International Stock Market Index
12/31/2022	3,034,670	1.05 to	1.05	3,179,858	3.28	- to	-	(16.01)		to	(16.01)
12/31/2021	3,010,808	1.25 to	1.25	3,756,395	1.97	- to	-	8.53		to	8.53
12/30/2020	3,159,098	1.15 to	1.15	3,631,662	2.28	- to	-	11.18		to	11.18
12/31/2019	4,611,449	1.03 to	1.03	4,768,202	2.01	- to	-	21.55		to	21.55
12/31/2018(1)	891,304	0.85 to	0.85	758,180	-	- to	-	-		to	-
Vanguard® Total Stock Market Index
12/31/2022	171,585	5.14 to	5.14	882,674	1.40	- to	-	(19.59)		to	(19.59)
12/31/2021	214,556	6.40 to	6.40	1,372,655	0.93	- to	-	25.64		to	25.64
12/30/2020	156,531	5.09 to	5.09	797,082	1.54	- to	-	20.55		to	20.55
12/31/2019	185,187	4.22 to	4.22	782,222	1.52	- to	-	30.75		to	30.75
12/31/2018	213,330	3.23 to	3.23	689,176	1.63	- to	-	(5.34)		to	(5.34)

42

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

5. Financial Highlights (continued)

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

43

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

6. Administrative and Mortality and Expense Risk Charges

TLIC deducts a monthly contract charge from the cash value, not to exceed $10, for administrative expenses. An effective annual rate from 0.10% to 2.00% is also deducted monthly from the policy’s cash value in each subaccount of the Separate Account for TLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. Monthly deductions are charged in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable life contracts.

44

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2022

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indirect wholly owned subsidiary of Aegon N.V. TCI distributes TLIC’s products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

45